SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549
                                    ________

                                    FORM T-1

                       STATEMENT OF ELIGIBILITY UNDER
             THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                       DESIGNATED TO ACT AS TRUSTEE

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                  TRUSTEE PURSUANT TO SECTION 305(b)(2) ____
                                   ________

                       NATIONSBANK OF VIRGINIA, N.A.
           (Exact name of trustee as specified in its charter)


             NationsBank Center                54-0314875
            12th and Main Streets           (I.R.S. employer
             Richmond, Virginia            identification no.)

       (Address of trustee's principal            23219
             executive offices)                (Zip Code)
                                   ________

                           Mr. L. Stephen Miles
                      NationsBank of Virginia, N.A.
                       Corporate Trust Department
                          600 East Main Street
                              Suite 1700
                       Richmond, Virginia 23219
                            (804) 344-1310
        (Name, address and telephone number of agent for service)
                                 ________

                   UNITED DOMINION REALTY TRUST, INC.
          (Exact name of obligor as specified in its charter)

                  Virginia                     54-0857512
        (State or other jurisdiction        (I.R.S. employer
      of incorporation or organization)    identification no.)


      10 South Sixth Street, Suite 203











             Richmond, Virginia                   23219
  (Address of principal executive offices)     (Zip Code)

                                ________

                         SENIOR DEBT SECURITIES
                  (Title of the indenture securities)

Item    General Information.

Furnish the following information as to the trustee:

       Name and address of each examining or supervising authority to which it is subject.

          Board of Governors of the Federal Reserve System
          Washington, D.C.

          Comptroller of the Currency
          Washington, D.C.

          Federal Deposit Insurance Corporation
          Washington, D.C.

       Whether it is authorized to exercise corporate trust powers.

     The trustee is authorized to exercise corporate trust powers.

Item    Affiliations with the Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     The obligor is not an affiliate of the trustee.

NOTE:     In accordance with General Instruction B to Form T-1, no
response is provided to Items 3 through 15 of Form T-1, because the obligor is not in default under an indenture for which the trustee acts as trustee.

Item 16.  List of Exhibits.

     List below all exhibits filed as a part of this statement of eligibility.

        A copy of the articles of association of the trustee as now in effect. (Incorporated by reference from Exhibit 1 to Registration No. 22-24410, which is Exhibit
        26 to Registration No. 33-62926).

        A copy of the certificate of authority of the trustee to commence business, if not contained in the articles of association.  (Contained in Articles of Association).

        A copy of the authorization of the trustee to exercise corporate trust powers, if such authorization is not contained in the documents specified in paragraph (1) or
        (2) above. (Incorporated by reference from Exhibit 3 to Registration No. 22-24410, which is Exhibit 26 to Registration No. 33-62926).

        A copy of the bylaws of the trustee.  (Filed herewith).

        A copy of each indenture referred to in Item 4, if the obligor is in default. (Not applicable).

        Consent of the trustee required by section 321(b) of the Act. (Filed herewith).

        A copy of the latest report of condition of the trustee published pursuant to the requirements of its supervising or examining authority. (Filed herewith).

        A copy of any order pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.
        (Not applicable.)

        Foreign trustees are required to furnish a consent to service of process. (Not applicable.)



                            SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, NationsBank of Virginia, N.A., a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Richmond, and the Commonwealth of Virginia, on the 4th day of March, 1994.

                              NATIONSBANK OF VIRGINIA, N.A..
                                as Trustee



                              By:  /s/ L. Stephen Miles
                                   L. Stephen Miles
                                   Senior Vice President

                             EXHIBIT 6












                       THE CONSENT OF THE
          TRUSTEE REQUIRED BY SECTION 321(b) OF THE ACT



                                        March 4, 1994



Securities and Exchange Commission
Washington, D.C. 20549

Ladies and Gentlemen:

     In connection with the qualification of an indenture between United Dominion Realty Trust, Inc. (the "Company") and NationsBank of Virginia, N.A., as Trustee, securing the Company's Senior Debt Securities the undersigned, in accordance with Section 321(b) of the Trust Indenture Act of 1939, hereby consents that reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examination, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                              Very truly yours,

                              NATIONSBANK OF VIRGINIA, N.A.,
                                as Trustee



                              By: /s/ L. Stephen Miles
                                  L. Stephen Miles
                                  Senior Vice President

                                     BYLAWS

                                       OF

                  NATIONSBANK OF VIRGINIA, NATIONAL ASSOCIATION

                  A Wholly Owned Subsidiary, Directly or Indirectly,
                           of NationsBank Corporation

                 -------------------------------------------------

                                    ARTICLE I

                                  SHAREHOLDERS












        Section 1.1. Annual Meeting. The regular annual meeting of the shareholders of this Association for the election of directors and the transaction of whatever other business may properly come before the meeting shall be held at the main banking office of NationsBank of Virginia, National Association (the "Association") or any other convenient place the Board of Directors may designate, on such date as may be designated by the Board of Directors.

        Section 1.2.  Informal Action By Shareholders.   Except as otherwise
required by applicable laws and regulations, any action that may be taken at a meeting of the shareholders may also be taken without a meeting if a written consent to the action is signed by all of the persons who would be entitled to vote thereon and is filed with the Secretary of the Association as part of the corporate records.

                                    ARTICLE II

                                    DIRECTORS

        Section 2.1. General Powers. The business and affairs of the Association shall be managed and administered under the direction of its Board of Directors.

        Section 2.2. Number. The Board shall consist of not less than five nor more than twenty-five shareholders of the Association or of any company which has control over the Association, the exact number within such minimum and maximum limits to be determined from time to time by resolution of a majority of the full Board or by resolution of the shareholders.

        Section 2.3. Qualifications. Each director of this Association,unless otherwise permitted under the laws of the United States, must be a citizen of the United States during the director's entire term of service.At least two-thirds of the directors must have resided in the state or District in which the Association is located, or within 100 miles of the Main Office of this Association for at least one year immediately preceding their election and must reside within that same area during their continuance in office. Each director must own in the director's own right and throughout the term of office, capital stock in this Association or in a company which has control of this Association, in such amounts as required by applicable statute or regulation.

        Section 2.4. Nominations. Nominations for election to the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of this Association entitled to vote for the election of directors.

        Section 2.5. Oath and Tenure. Each person appointed or elected a Director of this Association must take the oath of such office in the form prescribed by the Comptroller of the Currency. No person elected or appointed a Director of this Association shall exercise the functions of such office until that person has taken such oath. The Directors of this Association shall hold office for one year and until their successors are elected and qualified.












        Section 2.6. Regular Meetings. As soon after each annual election by the shareholders as practicable, the Directors shall meet for the purposes of taking their oath of office, organizing the new Board, appointing officers and transacting such other business as may come before the meeting. The
Board of Directors may hold regular meetings at such time and place as the Board may from time to time determine. Regular meetings may be held without notice.

        Section 2.7. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, any Vice Chairman, the President, or any three (3) or more directors. Unless waived, each member of the Board of Directors shall be given notice by telephone or in person, or in writing by telegram, facsimile transmission, hand delivery,courier service, first-class mail, certified mail, or express mail, stating the time and place of each special meeting.

        Section 2.8. Quorum. A majority of the members of the Board of Directors shall constitute a quorum for the transaction of business. If at the time fixed for the meeting, including the meeting to organize the new Board following the Annual Meeting of Shareholders, a quorum is not present,the directors in attendance may adjourn the meeting from time to time until a quorum is obtained. Except as otherwise provided herein, a majority of those directors present and voting at any meeting of the Board of Directors shall decide each matter considered.

        Section 2.9. Vacancies. Any vacancy occurring on the Board of Directors, including a vacancy resulting from an increase in the number of directors may be filled by action of the sole shareholder or by the affirmative vote of a majority of the remaining directors, and any director so appointed shall hold office until the next election.

        Section 2.10. Informal Action By Directors. Except as otherwise required by applicable laws and regulations, any action that may be taken at a meeting of the Board of Directors may also be taken without a meeting if a written consent to the action is signed by all the Directors and is filed with the Secretary of the Association as part of the corporate records.

                                  ARTICLE III

                            COMMITTEES OF THE BOARD

        Section 3.1. Committees. Except for those duties which by law or regulation must be performed by at least a majority of the full Board, the performance of such duties as the Board of Directors deems appropriate may be assigned to one or more committees. Each committee shall have the authority of the Board of Directors to the full extent provided in these Bylaws or in such other instrument used from time to time by the Board to establish the committee. Membership of each committee shall be established from time to time by the Board of Directors and may include in whole or in part individuals who are not members of this Board and individuals who are not employees of this Association.

        Section 3.2. Notice. Unless a committee shall provide otherwise, it shall not be necessary to give notice of any of its regular meetings.
Special meetings may be held on call of the Chairman of the Board, the











President, or the chairman of the committee in such manner as provided in these Bylaws for calling special meetings of the Board of Directors.

        Section 3.3. Executive Committee. There shall be a standing committee of the Association to be known as the Executive Committee, consisting of the President, and such other directors as may be appointed by the Board of Directors. During such time as the Board of Directors may not be in session, the Executive Committee, consisting of the President, and such other directors as may be appointed by the Board of Directors. During such time as the Board of Directors may not be in session, the Executive Committee shall possess and exercise all the powers of the Board of Directors in the management of the business and affairs of the Association, except as limited by applicable law.The Executive Committee shall keep minutes of all its meetings and shall report its action at the next regular meeting of the Board of Directors.

        Section 3.4. Compensation and Management Compensation Committees.The Compensation Committee and the Management Compensation Committee of NationsBank Corporation shall be the Compensation Committee and the Management Compensation Committee of this Association and each shall have full and complete authority to act for and on behalf of this association in the exercise of the authority granted to it by the Bylaws and the Board of Directors of NationsBank Corporation.

        Section 3.5. Examining Committee. There shall be a standing committee of the Association to be known as the Examining Committee. No member of the Examining Committee shall be an active officer of the Association. The Examining Committee shall review at least semi-annually the work of the audit staff and credit review staff and shall require appropriate reports to be prepared. Such reports shall set forth in detail the scope of the audits performed by the audit staff and the work performed by the credit review staff,and the Examining Committee shall require that the programs and work performed be of sufficient scope and detail to protect against improper and unsound practices and to furnish adequate protection of all Association assets and records. The Examining Committee is also authorized to review and sign regulatory reports on behalf of the Board. The results of such reviews shall be reported to the Board.

        The audit program shall include a suitable examination of the Trust Department. The Committee shall cause suitable audits to be made of the Trust Department by the auditors responsible only to the Board at least once during each calendar year and within fifteen months of the last audit. The Auditors shall also during their examination ascertain whether the department has been administered in accordance with applicable regulations of the Comptroller of the Currency.

        The audit and credit review programs of the Association shall give credence to all other requirements applicable under Federal regulations and such programs shall be broad enough in scope to enable the Examining Committee to ascertain that the Association is in a sound and solvent condition.

        Section 3.6. Asset Quality Review Committee. There shall be a standing committee of the Association to be known as the Asset Quality Review
Committee.  The Committee's duties shall be as prescribed from time to time by the Board of Directors. It shall report to the Board of Directors at each regular meeting.

        Section 3.7. Trust Committee. There shall be a standing committee of the Association to be known as the Trust Committee. All matters pertinent to the proper exercise of fiduciary powers by this Association are assigned to the Trust Committee, including the determination of policies, the investment and disposition of property held in a fiduciary capacity, and the direction and review of the actions of officers, employees and subcommittees and subcommittees utilized by the Trust Committee in the exercise of its fiduciary powers. No fiduciary account shall be accepted without the prior approval of the Trust Committee and a written record must be made of such acceptances and of the relinquishment or closing out of all fiduciary accounts. Upon the acceptance of an account for which this Association has investment responsibility, a prompt review of the assets shall be made and the Trust Committee shall ensure that at least every calendar year thereafter, and within fifteen months of the last review, all the assets held in or for each fiduciary account, where this Association has investment responsibilities, are reviewed to determine the advisability of retaining or disposing of such assets. The Trust Committee is authorized to establish such subcommittees as it deems advisable and to assign to such subcommittees the administration of such of the Trust Committee's assigned fiduciary powers as it may consider proper. The subcommittees shall be responsible to the Trust Committee, shall keep minutes, which minutes will be subject to review by the Trust Committee, and shall make such reports as the Trust Committee may require. The Trust Committee shall keep minutes of all its meetings showing the disposition of all matters considered and passed upon by the Committee.

        Section 3.8. Other Committees. The Board of Directors may appoint, from time to time, other committees, for such purposes and with such powers as the Board of Directors may determine.

        Section 3.9. Informal Action By Committees. Except as otherwise required by applicable laws and regulations, any action that may be taken at a meeting of a committee of the Board of Directors may also be taken without a meeting in accordance with the procedures applicable to actions taken by the full Board of Directors.

                                   ARTICLE IV

                            OFFICERS AND EMPLOYEES

        Section 4.1. Number. The officers of this Association may include a Chairman of the Board, President, one or more Vice Chairmen, Chief Financial Officer, one or more Vice Presidents (which may include one or more corporate Executive Vice Presidents, Group Executive Vice Presidents, Executive Vice Presidents, and Senior Vice Presidents), a Secretary, and such other officers as the Board of Directors may elect, or provide for the appointment of, in order to conduct the business and affairs of the Association. All officers shall serve at the pleasure of the Board.

        Section 4.2. Election of Officers. The officers of this Association shall be elected or appointed annually at the first meeting of the Board of Directors held after each annual meeting of the shareholders in accordance with Section 2.6 of Article II of these Bylaws, or as soon thereafter as is practicable. In addition, other elections or appointment of officers may beheld at such other times as may be appropriate by or under authority of the Board of Directors including that authority vested under Section 3.4 of
Article III of the Bylaws.

        Section 4.3. Chairman of the Board. The Board of Directors shall designate one of its members to be Chairman of the Board. Such person shall supervise the carrying out of the policies adopted or approved by the Board of Directors and shall have general executive powers, as well as the specific powers conferred by these Bylaws, and shall perform such other duties as may be conferred or assigned by the Board. The Chairman of the Board shall preside at meetings of the Board of Directors.

        Section 4.4. President. The President, who shall be a member of the Board of Directors, shall have general executive powers and shall have and may exercise any and all other powers and duties pertaining by law,regulation or practice to the office of President, or imposed by these Bylaws. The President shall also have and may exercise such further powers and duties as from time to time may be conferred or assigned by the Board of Directors. In the absence of the Chairman of the Board, the President shall preside at meetings of the Board of the Board of Directors.

        Section 4.5. Secretary. The Secretary of the Association shall be Secretary of the Board of Directors and shall be responsible for the minute books of the Association. The Secretary shall be custodian of the corporate seal, records, documents, and papers of the Association; shall provide for the keeping of reports of the Board of Directors and committees of the Association; may exercise any and all other powers and duties pertaining by law, regulation or practice to the office of Cashier, or imposed by these Bylaws; and shall also perform such other duties as may be conferred or assigned from time to time by the Board of Directors.

        Section 4.6. Trust Officers. There shall be one or more Trust Officers of this Association whose duties shall be to manage, supervise, and direct all the activities of the Trust Department. They shall do and perform all acts and things necessary or proper to be done or performed in carrying on the business of the Trust Department in accordance with provisions of law and applicable regulations; and shall act pursuant to opinion of counsel where such opinion is deemed necessary. Opinions of counsel shall be retained on file in connection with all important matters pertaining to trusts, both individual and corporate. The Trust Officers shall be responsible for all assets and documents held by the Association in connection with trust matters.

        Section 4.7. Other Officers. Each officer of this Association shall have such powers and duties as may be conferred or assigned from time to time by the Board of Directors, the Compensation Committee, the Management Compensation Committee, the Chairman of the Board, or the President, or officers authorized by any one of them.

        Section 4.8. Salaries. The salaries of the officers shall be fixed from time to time in accordance with Section 3.4 of these Bylaws and no officer shall be prevented from receiving such salary by reason of the fact that the officer is also a director of the Association.












        Section 4.9. Term. The Board of Directors may remove any officer at any time with or without cause. Any officer, if appointed by the Compensation Committee, the Management Compensation Committee, or by another officer, may likewise be removed at any time by such Committee or officer with ratification by the Board of Directors.

        Section 4.10. Employees Other than Officers. Subject to the authority of the Board of Directors, the Compensation Committee and the Management Compensation Committee, or any Association officer authorized by either of such Committees, may employ such agents and employees other than officers as such Committee or officer may deem advisable for the prompt and orderly transaction of the business of the Association, define their duties, fix their compensation and dismiss them.

                                    ARTICLE V

                                 TRUST DEPARTMENT

        Section 5.1. Trust Department. There shall be a department of the Association known as the Trust Department that shall perform the fiduciary responsibilities of the Association.

        Section 5.2. Trust Department Files. There shall be maintained in the Trust Department files all fiduciary records necessary to assure that its fiduciary duties have been properly undertaken and discharged.

        Section 5.3. Trust Investments. Funds held in a fiduciary capacity including investments pursuant to court order shall be invested according to the instrument establishing the fiduciary relationship and local law. Where such instrument does not specify the character and class of investments to be made and does not vest in the Association a discretion in the matter, funds held pursuant to such instrument shall be invested in investments in which corporate fiduciaries may invest under local law.

                                    ARTICLE VI

                             MISCELLANEOUS PROVISIONS

        Section 6.1. Fiscal Year. The fiscal year of the Association shall be the calendar year.

        Section 6.2. Execution of Instruments. All agreements, indentures, mortgages, deeds, conveyances, transfers, contracts, checks, notes, drafts, loan documents, letters of credit, master agreements, swap agreements, guarantees of signatures, certificates, declarations, receipts, discharges, releases, satisfactions, settlements, petitions, schedules, accounts, affidavits, bonds. undertakings, proxies and other instruments or documents may be signed, executed, acknowledged, verified, attested, delivered or accepted on behalf of the Association by the Chairman of the Board, any Vice Chairman of the Board, the President, any Vice President, and Assistant Vice President, or any individual who is listed on the Association's Officer's payroll file in a position equal to any of the aforementioned officer positions, or such other officers, employees or agents as the Board of Directors or any of such designated officers or individuals may direct,or, if in connection with the exercise of fiduciary powers of the Association, by any of those officers or by any Trust Officer. The provisions of this
Section 6.2 are supplementary to any other provision of these Bylaws and shall not be construed to authorize execution of instruments otherwise dictated by law.

        Section 6.3. Shares of Other Corporations. The Chairman of the Board, any Vice Chairman of the Board, the President, the Chief Financial Officer, the Secretary, or such other officers, employees or agents as the Board of Directors or such designated officers may direct, are authorized to vote, represent, and exercise on behalf of the Association all rights incident to any and all shares of any other corporations or associations standing in the name of the Association. The authority herein granted to vote or represent on behalf of the Association any and all shares held by the Association in any other corporations or associations may be exercised by proxy or power of attorney.

        Section 6.4. Electronic Meetings. Subject to the provisions required or permitted by these Bylaws or the Articles of Association for notice of meetings, shareholders, members of the Board of Directors, or members of any committee designated by such Board, may participate in and hold a meeting of such shareholders, Board of Directors, or committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear or otherwise communicate with each other. Participation in such a meeting shall constitute presence in person at such meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting is not lawfully called or convened.

        Section 6.5. Waiver of Notice. Waiver of Notice. Unless otherwise provided by the laws of the United States, any meeting of the shareholders, Directors, or any committee designated by the Board may be held at any time and without notice if the shareholders, Directors, or committee members shall waive notice of the time, place and purpose of any such meeting.

        Section 6.6. Seal. Any person authorized to execute instruments in accordance with Section 6.2 shall have the authority to affix the corporate seal to any document requiring the said seal and to attest the same.

                                   ARTICLE VII

                                      BYLAWS

        Section 7.1. Inspection. A copy of the Bylaws, with all amendments thereto, shall at all times be kept in a convenient place at the main office of the Association and shall be open for inspection during banking hours to all shareholders.

        Section 7.2. Amendments. These Bylaws may be amended upon vote of a majority of the entire Board of Directors at any meeting of the Board or vote of the Association's shareholders. No amendment may be made unless the Bylaw, as amended, is consistent with the requirement of the laws of the United States and of the Articles of Association.

                                  ARTICLE VIII












                                 CAPITAL STOCK

        Section 8.1. Shares. Shares of stock of this Association may but need not be represented by certificates. When shares are represented by certificates, the certificates shall be signed by, or shall bear the facsimile signature of, the Chairman of the Board or the President, and the Secretary or an Assistant Secretary of the Association.

        Section 8.2. Transfers. The Association shall keep a set of records containing the number and class of series of shares held by all shareholders.



Adopted May 5, 1993

       [LETTERHEAD OF BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM]

- ----------------------------------------------------------------------

(LOGO OF BOARD OF                              Please refer to page i,         1
GOVERNORS OF THE                               Table of Contents, for
FEDERAL RESERVE                                the required disclosure
SYSTEM APPEARS HERE)                           of estimated burden.

- -------------------------------------------------------------------------

Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices--FFIEC 031

Report at the close of business December 31, 1993

 (931231)
- -----------
(RCRI 9999)

This report is required by law: 12 U.S.C. (S)324 (State member banks);
12 U.S.C.
(S)1817 (State nonmember banks); and 12 U.S.C. (S)161 (National Banks).

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

- ---------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National Banks.












I, Joe L. Price, Senior Vice-President
   ---------------------------------------------------
   Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

/s/ Joe L. Price, Senior Vice-President
- ----------------------------------------------
Signature of Officer Authorized to Sign Report





        1/24/94
- ----------------------------------------------
Date of Signature

The reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions. NOTE: These instructions may in some cases differ from generally accepted accounting principals.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


 /s/ James W. Thompson
- ----------------------------------------------
Director (Trustee)

 /s/ Randolph W. McElroy
- ----------------------------------------------
Director (Trustee)

 /s/ Hugh R. Stallard
- ----------------------------------------------











Director (Trustee)

- ----------------------------------------------------------------------------

For Banks Submitting Hard Copy Report Forms:

State Member Banks: Return the original and one copy to the appropriate Federal Reserve District Bank.

State Nonmember Banks: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2139 Espey Court, Crofton, MD 21114.

National Banks: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2139 Espey Court, Crofton, MD 21114.

- ------------------------------------------------------------------------

FDIC Certificate Number 06886
                        -----

CALL NO. 186       31       12-31-93

CERT: 06886     00610   STBK 51-1985

NationsBank of Virginia, National Assoc.
Reg. Rel. Grp. - 5th Flr - 600 Peach
Atlanta, GA 30308

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices
- ----------------------------------------------------------------------------

Table of Contents












Signature Page                                                      Cover

Report of Income

Schedule RI--Income Statement........................................RI-1,2,3

Schedule RI-A--Changes in Equity Capital.............................RI-3

Schedule RI-B--Charge-offs and Recoveries and Changes in
  Allowance for Loan and Lease Losses..............................RI-4,5

Schedule RI-C--Applicable Income Taxes by Taxing Authority...........RI-5

Schedule RI-D--Income from International Operations..................RI-6

Schedule RI-E--Explanations........................................RI-7,8

Report of Condition

Schedule RC--Balance Sheet.........................................RC-1,2

Schedule RC-A--Cash and Balances Due From Depository
  Institutions.......................................................RC-3

Schedule RC-B--Securities..........................................RC-4,5

Schedule RC-C--Loans and Lease Financing
 Receivables:
    Part I. Loans and Leases.......................................RC-6,7
    Part II. Loans to Small Businesses and Small Farms
       (included in the forms for June 30 only)..................RC-7a,7b

Schedule RC-D--Assets Held in Trading Accounts in Domestic
  Offices Only (to be completed only by banks with $1
  billion or more in total assets)...................................RC-8

Schedule RC-E--Deposit Liabilities................................RC-9,10

Schedule RC-F--Other Assets.........................................RC-11

Schedule RC-G--Other Liabilities....................................RC-11

Schedule RC-H--Selected Balance Sheet Items for Domestic
  Offices...........................................................RC-12

Schedule RC-I--Selected Assets and Liabilities of IBFs..............RC-12























Schedule RC-K--Quarterly Average....................................RC-13

Schedule RC-L--Off-Balance Sheet Items...........................RC-14,15

Schedule RC-M--Memoranda.........................................RC-16,17

Schedule RC-N--Past Due and Nonaccrual Loans,
  Leases, and Other Assets.......................................RC-18,19

Schedule RC-O--Other Data for Deposit Insurance
  Assessments....................................................RC-19,20

Schedule RC-R--Risk-Based Capital................................RC-21,22

Optional Narrative Statement Concerning the
  Amounts Reported in the Reports of Condition
  and Income........................................................RC-23

Special Report (to be completed by all banks)

Schedule RC-J--Repricing Opportunities (sent only to and to be completed only by savings banks)

Disclosure of Estimated Burden

The estimated average burden associated with this information collection is
 29.2
hours per respondent and is estimated to vary from 14.6 to 150 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities. Comments concerning the accuracy of this burden estimate and suggestions for reducing this burden should be directed to the Office of Information and Regulatory Affairs, Office of Management and Budget, Washington, D.C. 20503, and to one of the following:

Secretary
Board of Governors of the Federal Reserve System
Washington, D.C. 20551

Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20429












For information or assistance, national and state nonmember banks should contact
the FDIC's Call Reports Analysis Unit, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC (3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District bank.

Legal Title of Bank: NationsBank of
                     Virginia, N.A.           Call Date: 12/31/93
Address:             1111 East Main Street    ST-BK: 51-1985    FFIEC 031
City, State  Zip:    Richmond, VA 23261       Vendor ID: D      Page RI-1
Transit No: 71000036                          Cert: 06866


Consolidated Report of Income
for the period January 1, 1993 - December 31, 1993

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI--Income Statement


                                                                                                        --------
                                                                                                           I480
                                                                                              ------------------
                                                                 Dollar Amounts in Thousands  RIAD  Bil Mil Thou
- ----------------------------------------------------------------------------------------------------------------
1. Interest income:                                                                           //////////////////
   a. Interest and fee income on loans:                                                       //////////////////
      (1) In domestic offices:                                                                //////////////////
          (a) Loans secured by real estate..................................................  4011       165,334   1.a.(1)(a)
          (b) Loans to depository institutions..............................................  4019           244  1.a.(1)(b)
          (c) Loans to finance agricultural production and other loans to                     //////////////////
              farmers.......................................................................  4024         1,812   1.a.(1)(c)











          (d) Commercial and industrial loans...............................................  4012       188,201   1.a.(1)(d)
          (e) Acceptances of other banks....................................................  4026             0   1.a.(1)(e)
          (f) Loans to individuals for household, family, and other personal expenditures:    //////////////////
              (1) Credit cards and related plans............................................  4054         8,576   1.a.(1)(f)(1)
              (2) Other.....................................................................  4055        99,731   1.a.(1)(f)(2)
          (g) Loans to foreign governments and official institutions........................  4056            27   1.a.(1)(g)
          (h) Obligations (other than securities and leases) of states and                    //////////////////
              political subdivisions in the U.S.:                                             //////////////////
              (1) Taxable obligations.......................................................  4503             0   1.a.(1)(h)(1)
              (2) Tax-exempt obligations....................................................  4504        15,858   1.a.(1)(h)(2)
          (i) All other loans in domestic offices...........................................  4058        11,884   1.a.(1)(i)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs.....................  4059             0   1.a.(2)
   b. Income from lease financing receivables:                                                //////////////////
      (1) Taxable leases....................................................................  4505         3,690   1.b.(1)
      (2) Tax-exempt leases.................................................................  4307             0   1.b.(2)
   c. Interest income on balances due from depository institutions:(1)                        //////////////////
      (1) In domestic offices...............................................................  4105             0   1.c.(1)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs.....................  4106             0   1.c.(2)
   d. Interest and dividend income on securities:                                             //////////////////
      (1) U.S. Treasury securities and U.S. Government agency and corporation                 //////////////////
          obligations.......................................................................  4027        79,323   1.d.(1)
      (2) Securities issued by states and political subdivisions in the U.S.:                 //////////////////
          (a) Taxable securities............................................................  4506             0   1.d.(2)(a)











          (b) Tax-exempt securities.........................................................  4507         5,671   1.d.(2)(b)
      (3) Other domestic debt securities....................................................  3657         5,242   1.d.(3)
      (4) Foreign debt securities...........................................................  3658            50   1.d.(4)
      (5) Equity securities (including investments in mutual funds).........................  3659           454   1.d.(5)
   e. Interest income from assets held in trading accounts..................................  4069         1,144   1.e.
                                                                                             --------------------

- --------------
(1) Includes interest income on time certificates of deposit not held in trading accounts.

Legal Title of Bank: NationsBank of
                     Virginia, N.A.          Call Date: 12/31/93
Address:             1111 East Main Street   ST-BK: 51-1985   FFIEC 031
City, State  Zip:    Richmond, VA 23261      Vendor ID: D     Page RI-2











Transit No: 71000036                         Cert:  06866

Schedule RI--Continued


                                                                                       ------------------
                                                    Dollar Amounts in Thousands             Year-to-date
- ---------------------------------------------------------------------------------------------------------
 1. Interest income (continued)                                                   RIAD      Bil Mil Thou
    f. Interest income on federal funds sold and securities purchased             //////////////////////
       under agreements to resell in domestic offices of the bank and of          //////////////////////
       its Edge and Agreement subsidiaries, and in IBFs........................   4020            57,551    1.f.
    g. Total interest income (sum of items 1.a through 1.f)....................   4107           644,792    1.g.
 2. Interest expense:                                                             //////////////////////
    a. Interest on deposits                                                       //////////////////////
       (1) Interest on deposits in domestic offices:                              //////////////////////
           (a) Transaction accounts (NOW accounts, ATS accounts, and              //////////////////////
               telephone and preauthorized transfer accounts)..................   4508            34,329    2.a.(1)(a)
           (b) Nontransaction accounts:                                           //////////////////////
               (1) Money market deposit accounts (MMDAs).......................   4509            32,577    2.a.(1)(b)(1)
               (2) Other savings deposits......................................   4511            24,671    2.a.(1)(b)(2)
               (3) Time certificates of deposit of $100,000 or more............   4174            52,849    2.a.(1)(b)(3)
               (4) All other time deposits.....................................   4512            87,600    2.a.(1)(b)(4)
       (2) Interest on deposits in foreign offices, Edge and Agreement            //////////////////////
           subsidiaries, and IBFs..............................................   4172                37    2.a.(2)
    b. Expense of federal funds purchased and securities sold under               //////////////////////
       agreements to repurchase in domestic offices of the bank and of            //////////////////////
       its Edge Agreement subsidiaries, and in IBFs............................   4180            32,392    2.b.
    c. Interest on demand notes issued to the U.S. Treasury and on other          //////////////////////
       borrowed money..........................................................   4185             2,335    2.c.
    d. Interest on mortgage indebtedness and obligations under capitalized        //////////////////////
       leases..................................................................   4072               207    2.d.
    e. Interest on subordinated notes and debentures...........................   4200               942    2.e.
    f. Total interest expense (sum of items 2.a through 2.e)...................   4073           267,939    2.f.
                                                                                                         ---------------------
 3. Net interest income (item 1.g minus 2.f)...................................   //////////////////////   RIAD 4074  376,853  3.
                                                                                                         ---------------------
 4. Provisions:                                                                   //////////////////////
                                                                                                         ---------------------
    a. Provision for loan and lease losses.....................................   //////////////////////   RIAD 4230   29,790
4.a.
    b. Provision for allocated transfer risk...................................   //////////////////////   RIAD 4243        0
4.b.

                                                                                                         ---------------------
 5. Noninterest income:                                                           //////////////////////
    a. Income from fiduciary activities........................................   4070            50,728    5.a.
    b. Service charges on deposit accounts in domestic offices.................   4080            76,090    5.b.
    c. Trading gains (losses) and fees from foreign exchange transactions......   4075                90    5.c.
    d. Other foreign transaction gains (losses)................................   4076                 0    5.d.
    e. Gains (losses) and fees from assets held in trading accounts............   4077             1,224    5.e.
    f. Other noninterest income:                                                  //////////////////////











       (1) Other fee income....................................................   5407           122,716    5.f.(1)
       (2) All other noninterest income*.......................................   5408            15,894    5.f.(2)
                                                                                                        ----------------------
    g. Total noninterest income (sum of itmes 5.a through 5.f).................   //////////////////////   RIAD 4079  266,742
5.g.
 6. Gains (losses) on securities not held in trading accounts..................   //////////////////////   RIAD 4091    4,312  6.
                                                                                                        ----------------------
 7. Noninterest expense:                                                          //////////////////////
    a. Salaries and employee benefits..........................................   4135           195,817    7.a.
    b. Expenses of premises and fixed assets (net of rental income)               //////////////////////
       (excluding salaries and employee benefits and mortgage interest)........   4217            83,775    7.b.
    c. Other noninterest expense*..............................................   4092           276,685    7.c.
                                                                                                        ----------------------
    d. Total noninterest expense (sum of items 7.a through 7.c)................   //////////////////////   RIAD 4093  556,277
7.d.
                                                                                                        ----------------------
 8. Income (loss) before income taxes and extraordinary items and other           //////////////////////
                                                                                                        ----------------------
    adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6, and 7.d).........   //////////////////////   RIAD 4301   61,840  8.
 9. Applicable income taxes (on item 8)........................................   //////////////////////   RIAD 4302   12,286  9.
                                                                                                        ----------------------
10. Income (loss) before extraordinary items and other adjustments                //////////////////////
                                                                                                        ----------------------
    (item 8 minus 9)...........................................................   //////////////////////   RIAD 4300   49,554  10.
                                                                                 ---------------------------------------------

- --------------

*Describe on Schedule RI-E--Explanations.

Legal Title of Bank: NationsBank of
                     Virginia, N.A.          Call Date: 12/31/93
Address:             1111 East Main Street   ST-BK: 51-1985   FFIEC 031
City, State  Zip:    Richmond, VA 23261      Vendor ID: D     Page RI-3
Transit No: 71000036                                 Cert: 06866

                    -----

Schedule RI--Continued

                                                                           --------------------
                                                                                  Year-to-date
                                                                           --------------------











                                                Dollar Amounts in Thousands  RIAD Bil Mil Thou
- -----------------------------------------------------------------------------------------------
11. Extraordinary items and other adjustments:                               /////////////////
    a. Extraordinary items and other adjustments, gross of income taxes*  .  4310            0   11.a.
    b. Applicable income taxes (on item 11.a)*  ...........................  4315            0   11.b.
    c. Extraordinary items and other adjustments, net of income taxes        ///////////////// --------------------------
       (item 11.a minus 11.b)  ............................................  /////////////////   RIAD 4320              0   11.c.
12. Net income (loss) (sum of items 10 and 11.c)  .........................  /////////////////   RIAD 4340         49,554   12.
                                                                            ---------------------------------------------

Memoranda                                                                                                  Year-to-date
                                                                                                    ---------------------
                                                                         Dollar Amounts in Thousands  RIAD  Bil  Mil Thou
- -------------------------------------------------------------------------------------------------------------------------
 1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after        ///////////////////
    August 7, 1986, that is not deductible for federal income tax purposes  ........................  4513            122   M.1.
 2. Not applicable  ................................................................................  ///////////////////
 3. Estimated foreign tax credit included in applicable income taxes, items 9 and 11.b above .......  4309              0   M.3.
 4. To be completed only by banks with $1 billion or more in total assets:                            ///////////////////
    Taxable equivalent adjustment to "Income (loss) before income taxes and extraordinary             ///////////////////
    items and other adjustments" (item 8 above)  ...................................................  1244         12,014   M.4.
 5. Number of full-time equivalent employees on payroll at end of current period (round to            ////         Number
    nearest whole number)  .........................................................................  4150          5,910   M.5.
                                                                                                    ---------------------

Schedule RI-A--Changes in Equity Capital

Indicate decreases and losses in parentheses.
                                                                                                               ----------
                                                                                                                     I483
                                                                                                    ---------------------
                                                                           Dollar Amounts in Thousands  RIAD Bil Mil Thou
- -------------------------------------------------------------------------------------------------------------------------
 1. Total equity capital originally reported in the December 31, 1992, Reports of Condition           ///////////////////
    and Income  ..................................................................................... 3215        845,715    1.


 2. Equity capital adjustments from amended Reports of Income, net*  ................................ 3216              0    2.
 3. Amended balance end of previous calendar year (sum of items 1 and 2)  ........................... 3217        845,713    3.
 4. Net income (loss) (must equal Schedule RI, item 12)  ............................................ 4340         49,554    4.
 5. Sale, conversion, acquisition, or retirement of capital stock, net  ............................. 4346              0    5.
 6. Changes incident to business combinations, net  ................................................. 4356              0    6.
 7. LESS: Cash dividends declared on preferred stock  ............................................... 4470              0    7.
 8. LESS: Cash dividends declared on common stock  .................................................. 4460              0    8.
 9. Cumulative effect of changes in accounting principles from prior years* (see instructions         ///////////////////
    for this schedule)  ............................................................................. 4411              0    9.











10. Corrections of material accounting errors from prior years* (see instructions for this schedule)  4412              0   10.
11. Change in net unrealized loss on marketable equity securities  .................................. 4413          3,069   11.
12. Foreign currency translation adjustments  ....................................................... 4414              0   12.
13. Other transactions with parent holding company* (not included in items 5, 7, or 8 above)  ....... 4415              0   13.
14. Total equity capital end of current period (sum of items 3 through 13) (must equal Schedule RC,   ///////////////////
    item 28)  ....................................................................................... 3210        898,336   14.
                                                                                                     --------------------

- -----------
*Describe on Schedule RI-E--Explanations.

Legal Title of Bank: NationsBank of
                     Virginia, N.A.          Call Date: 12/31/93
Address:             1111 East Main Street   ST-BK: 51-1985   FFIEC 031
City, State  Zip:    Richmond, VA 23261      Vendor ID: D     Page RI-4
Transit No: 71000036                                 Cert:  06866


Schedule RI-B--Charge-offs and Recoveries and Changes
               in Allowance for Loan Lease Losses

Part I. Charge-offs and Recoveries on Loans and Leases

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.

                                                                                                               --------
                                                                                                                 I486
                                                                           --------------------------------------------
                                                                                  (Column A)                (Column B)
                                                                                  Charge-offs               Recoveries
                                                                           --------------------------------------------
                                                                                        calendar year-to-date
                                                                           --------------------------------------------
                                       Dollar Amounts in Thousands         RIAD   Bil Mil   Thou  RIAD   Bil Mil  Thou
- -----------------------------------------------------------------------------------------------------------------------
1. Loans secured by real estate:                                            ////////////////////  /////////////////////
   a. To U.S. addressees (domicile)........................................ 4651          13,918  4661            9,929  1.a.
   b. To non-U.S. addresees (domicile)..................................... 4652               0  4662                0  1.b.
2. Loans to depository institutions and acceptances of other banks:         ////////////////////  /////////////////////
   a. To U.S. banks and other U.S. depository institutions................. 4653               0  4663                0  2.a.
   b. To foreign banks..................................................... 4654               0  4664                0  2.b.
3. Loans to finance agricultural production and other loans to farmers..... 4655               6  4665               60  3.
4. Commercial and industrial loans:                                         ////////////////////  /////////////////////
   a. To U.S. addressees (domicile)........................................ 4645          17,661  4617            6,697  4.a.
   b. To non-U.S. addressees (domicile).................................... 4646               0  4618                0  4.b.
5. Loans to individuals for household, family, and other personal
   expenditures:                                                            ////////////////////  /////////////////////











   a. Credit cards and related plans....................................... 4656           1,951  4666                0  5.a.
   b. Other (includes single payment, installment, and all student loans).. 4657          16,913  4667            8,649  5.b.
6. Loans to foreign governments and official institutions.................. 4643               0  4627                0  6.
7. All other loans......................................................... 4644           8,111  4628            1,360  7.
8. Leases financing receivables:                                            ////////////////////  /////////////////////
   a. Of U.S. addressees (domicile)........................................ 4658              10  4668               0   8.a.
   b. Of non-U.S. addressees (domicle)......................................4659               0  4669               0   8.b.
9. Total (sum of items 1 through 8)........................................ 4635          58,570  4605          26,695   9.
                                                                           --------------------------------------------

                                                                           ---------------------------------------------
                                                                                   Cumulative               Cumulative
                                                                                  Charge-offs               Recoveries
                                                                                  Jan. 1, 1986             Jan. 1, 1986
Memoranda                                                                           through                  through
                                             Dollar Amounts in Thousands          Dec. 31, 1989             Report Date
- ------------------------------------------------------------------------------------------------------------------------
To be completed by national banks only.                                    RIAD   Bil Mil   Thou  RIAD    Bil Mil   Thou
                                                                           ---------------------  ----------------------
1. Charge-offs and recoveries of Special-Category Loans, as defined for     ////////////////////  //////////////////////
    this Call Report by the Comptroller of the Currency.................... ////////////////////  4784             1,094 M.1.
                                                                           ---------------------  ----------------------
                                                                           ---------------------------------------------
                                                                                  (Column A)                (Column B)
                                                                                  Charge-offs               Recoveries
                                                                           ---------------------  ----------------------
                                                                                      calendar year-to-date
Memorandum items 2 and 3 are to be completed by all banks.                 ---------------------------------------------
2. Loans to finance commercial real estate, construction, and land         RIAD   Bil Mil   Thou  RIAD    Bil Mil   Thou
   development activities (not secured by real estate) included in         ---------------------  ----------------------
   Schedule RI-B, part I, items 4 and 7, above............................. 5409           3,794  5410               69  M.2.
3. Loans secured  by real estate in domestic offices (included in  Schedule
   RI-B, part 1, item 1, above):                                            ////////////////////  /////////////////////
   a. Construction and land development.................................... 3582           3,096  3583            5,106  M.3.a.
   b. Secured by farmland.................................................. 3584               6  3585                0  M.3.b.
   c. Secured by 1-4 family residential properties:                         ////////////////////  /////////////////////
      (1) Revolving, open-end loans secured by 1-4 family residential       ////////////////////  /////////////////////
          properties and extended under lines of credit.................... 5411               0  5412                0  M.3.c.(1)
      (2) All other loans secured by 1-4 family residential properties..... 5413             403  5414              153  M.3.c.(2)
   d. Secured by mutlifamily (5 or more) residential properties............ 3588             152  3589              842  M.3.d.
   e. Secured by nonfarm nonresidential properties......................... 3590          10,261  3591            3,828  M.3.e.
                                                                           ---------------------------------------------

Part II. Changes in Allowance for Loan and Lease Losses and in Allocated Transfer Risk Reserve


                                                                                 -------------------------------------
                                                                                    (Column A)             (Column B)
                                                                                  Allowance for            Allocated
                                                                                 Loan and Lease          Transfer Risk
                                                                                     Losses                 Reserve
                                                                                 -------------------------------------
                                                    Dollar Amounts in Thousands  RIAD Bil Mil Thou   RIAD Bil Mil Thou
- ----------------------------------------------------------------------------------------------------------------------
1. Balance originally reported in the December 31, 1992, Reports of              /////////////////  /////////////////
   Condition and Income........................................................  3124      242,200  3131            0  1.
2. Recoveries (column A must equal part I, item 9, column B above).............  4605       26,695  3132            0  2.
3. LESS: Charge-offs (column A must equal part I, item 9, column A above)......  4635       58,570  3133            0  3.
4. Provision (column A must equal Schedule RI, item 4.a; column B must equal     /////////////////  /////////////////
   Schedule RI, item 4.b)......................................................  4230       29,790  4243            0  4.
5. Adjustments* (see instructions for this schedule)...........................  4815            0  3134            0  5.
6. Balance end of current period (sum of items 1 through 5) (column A must equal /////////////////  /////////////////
   Schedule RC, item 4.b; column B must equal Schedule RC, item 4.c)............ 3123      240,115  3128            0  6.
                                                                                 -------------------------------------

__________
*Describe on Schedule RI-E--Explanations.

Schedule RI-C--Applicable Income Taxes by Taxing Authority

Schedule RI-C is to be reported with the December Report of Income.

                                                                                                     ----
                                                                                                     I489
                                                                                    ---------------------
                                                   Dollar Amounts in Thousands      RIAD   Bil  Mil  Thou
- ---------------------------------------------------------------------------------------------------------
1. Federal.....................................................................     4780           13,680  1.
2. State and local.............................................................     4790       (    1,394) 2.
3. Foreign.....................................................................     4795                0  3.
4. Total (sum of items 1 through 3) (must equal sum of Schedule RI, items 9 and     /////////////////////
   11.b).......................................................................     4770           12,286  4.
5. Deferred portion of item 4................................ RIAD 4772  (2,513)    /////////////////////  5.
                                                                                    ---------------------



Legal Title of Bank: NationsBank of
                     Virginia, N.A.          Call Date: 12/31/93
Address:             1111 East Main Street   ST-BK: 51-1985   FFIEC 031
City, State  Zip:    Richmond, VA 23261      Vendor ID: D     Page RI-6
Transit No: 71000036                               Cert: 06866

Schedule RI-D--Income from International Operations

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBFs where international operations account for more than 10 percent of total revenues, total assets, or net income.

Part I. Estimated Income from International Operations


                                                                                            --------
                                                                                               I492
                                                                                        ------------
                                                                                        Year-to-date
                                                                                  ------------------
                                                Dollar Amounts in Thousands       RIAD  Bil Mil Thou
- ----------------------------------------------------------------------------------------------------
1. Interest income and expense booked at foreign offices, Edge and Agreement      //////////////////
   subsidiaries, and IBFs:                                                        //////////////////
   a. Interest income booked................................................      4837           N/A  1.a.
   b. Interest expense booked...............................................      4838           N/A  1.b.
   c. Net interest income booked at foreign offices, Edge and Agreement           //////////////////
      subsidiaries, and IBFs (item 1.a minus 1.b)............................     4839           N/A  1.c.
2. Adjustments for booking location of international operations:                  //////////////////
   a. Net interest income attributable to international operations booked at      //////////////////
      domestic offices........................................................    4840           N/A  2.a.
   b. Net interest income attributable to domestic business booked at foreign     //////////////////
      offices.................................................................    4841           N/A  2.b.
   c. Net booking location adjustment (item 2.a minus 2.b)....................    4842           N/A  2.c.
3. Noninterest income and expense attributable to international operations:       //////////////////
   a. Noninterest income attributable to international operations.............    4097           N/A  3.a.
   b. Provision for loan and lease losses attributable to international           //////////////////
      operations..............................................................    4235           N/A  3.b.
   c. Other noninterest expense attributable to international operations......    4239           N/A  3.c.
   d. Net noninterest income (expense) attributable to international operations   //////////////////
      (item 3.a minus 3.b and 3.c).............................................   4843           N/A  3.d.
4. Estimated pretax income attributable to international operations before        //////////////////
   capital allocation adjustment (sum of items 1.c, 2.c, and 3.d)..............   4844           N/A  4.
5. Adjustment to pretax income for internal allocations to international          //////////////////
   operations to reflect the effects of equity capital on overall bank funding    //////////////////






















   costs.......................................................................   4845           N/A  5.
6. Estimated pretax income attributable to international operations after         //////////////////
   capital allocation adjustment (sum of items 4 and 5)........................   4846           N/A  6.
7. Income taxes attributable to income from international operations as           //////////////////
   estimated in item 6.........................................................   4797           N/A  7.
8. Estimated net income attributable to international operations (item 6 minus    //////////////////
   7)..........................................................................   4341           N/A  8.
                                                                                 -------------------

Memoranda
                                                                                  ------------------
                                              Dollar Amounts in Thousands          RIAD Bil Mil Thou
- ----------------------------------------------------------------------------------------------------
1. Intracompany interest income included in item 1.a above.....................    4847          N/A  M.1.
2. Intracompany interest expense included in item 1.b above....................    4848          N/A  M.2.
                                                                                  ------------------

Part II. Supplementary Details on Income from International Operations Required by the Departments of Commerce and Treasury for Purposes of the U.S. International Accounts and the U.S. National Income and Product Accounts

                                                                                      --------------
                                                                                       Year-to-date
                                                                                  ------------------
                                              Dollar Amounts in Thousands          RIAD Bil Mil Thou
- ----------------------------------------------------------------------------------------------------
1. Interest income booked at IBFs...............................................   4849          N/A  1.
2. Interest expense booked at IBFs..............................................   4850          N/A  2.
3. Noninterest income attributable to international operations booked at           /////////////////
   domestic offices (excluding IBFs):                                              /////////////////
   a. Gains (losses) and extraordinary items....................................   5491          N/A  3.a.
   b. Fees and other noninterest income.........................................   5492          N/A  3.b.
4. Provision for loan and lease losses attributable to international operations    /////////////////
   booked at domestic offices (excluding IBFs)..................................   4852          N/A  4.
5. Other noninterest expense attributable to international operations booked at    /////////////////
   domestic offices (excluding IBFs)............................................   4853          N/A  5.
                                                                                  ------------------

Legal Title of Bank: NationsBank of
                     Virginia, N.A.          Call Date: 12/31/93
Address:             1111 East Main Street   ST-BK: 51-1985   FFIEC 031
City, State  Zip:    Richmond, VA 23261      Vendor ID: D     Page RI-7
Transit No: 71000036                                 Cert:  06866




Schedule RI-E-Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedules RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                              ------
                                                                I495
                                                        ------------
                                                        Year-to-date
                                                   -----------------
                      Dollar Amounts in Thousands  RIAD Bil Mil Thou
- --------------------------------------------------------------------
1. All other noninterest income (from Schedule     /////////////////
   RI, item 5.f.(2))                               /////////////////
   Report amounts that exceed 10% of Schedule      /////////////////
   RI, item 5.f.(2):                               /////////////////
   a. Net gains on other real estate owned.........5415          N/A 1.a.
   b. Net gains on sales of loans..................5416          N/A 1.b.
   c. Net gains on sales of premises and
      fixed assets.................................5417          N/A 1.c.
   Itemize and describe the three largest other    /////////////////
   amounts that exceed 10% of Schedule RI,         /////////////////
   item 5.f.(2):                                   /////////////////
   d. TEXT 4461 Service Fees charged to affiliates 4461        4,416 1.d.
      --------------------------------------------
   e. TEXT 4462                                    4462        1,648 1.e.
      --------------------------------------------
   f. TEXT 4463                                    4463        7,722 1.f.
      --------------------------------------------
2. Other noninterest expense (from Schedule RI,    /////////////////
   item 7.c):                                      /////////////////
   a. Amortization expense of intangible assets....4531            0  2.a.
   Report amounts that exceed 10% of Schedule      /////////////////
   RI, item 7.c:                                   /////////////////
   b. Net losses on other real estate owned........5418           N/A 2.b.
   c. Net losses on sales of loans.................5419           N/A 2.c.
   d. Net losses on sales of premises              /////////////////
   and fixed assets................................5420           N/A 2.d.











   Itemize and describe the three largest other    /////////////////
   amounts that exceed 10% of Schedule RI,         /////////////////
   item 7.c:                                       /////////////////
   e. TEXT 4464 Service Fees Paid to Affiliates    4464        81,343 2.e.
      --------------------------------------------
   f. TEXT 4467 FDIC Insurance and OCC             /////////////////
      Examination Fees                             4467           N/A 2.f.
      --------------------------------------------
   g. TEXT 4468                                    4468           N/A 2.g.


      --------------------------------------------
3. Extraordinary items and other adjustments (from /////////////////
   Schedule RI, item 11.a) and applicable income   /////////////////
   tax effect (from Schedule RI, item 11.b)        /////////////////
   (itemize and describe all extraordinary items   /////////////////
   and other adjustments):                         /////////////////
   a. (1) TEXT 6640: Effect of adopting FASB      //////////////////
          No. 109, "Accounting for Income Taxes"   6440             0  3.a.(1)
          ----------------------------------------
      (2) Applicable income tax effect RIAD 4486   0                   3.a.(2)
                                       -----------
   b. (1) TEXT 4487                                4487             0  3.b.(1)
          ----------------------------------------
      (2) Applicable income tax effect RIAD 4488   0                   3.b.(2)
                                       -----------
   c. (1) TEXT 4489                                4889            0   3.c.(1)
          ----------------------------------------
      (2) Applicable income tax effect RIAD 4491   0                   3.c.(2)
                                       ---------
4. Equity capital adjustments from amended Reports /////////////////
   of Income (from Schedule RI-A, item 2)          /////////////////
   (itemize and describe all adjustments):         /////////////////
   a. TEXT 4492                                    4492           N/A  4.a.
      ---------------------------------------------
   b. TEXT 4493                                    4493           N/A  4.b.
      ---------------------------------------------
5. Cumulative effect of changes in accounting      /////////////////
   principles from prior years (from Schedule      /////////////////
   RI-A, item 9) (itemize and describe all changes /////////////////
   in accounting principles):                      /////////////////
   a. TEXT 4494                                    4494           N/A  5.a.
      ---------------------------------------------
   b. TEXT 4495                                    4495           N/A  5.b.
      ---------------------------------------------
6. Corrections of material accounting errors from  /////////////////
   prior years (from Schedule RI-A, item 10)       /////////////////
   (itemize and describe all corrections):         /////////////////
   a. TEXT 4496                                    4496           N/A  6.a.
      ---------------------------------------------
   b. TEXT 4497                                    4497           N/A  6.b.
      ----------------------------------------------------------------------

Legal Title of Bank: NationsBank of
                     Virginia, N.A.            Call Date: 12/31/93
Address:             1111 East Main Street     ST-BK: 51-1985   FFIEC 031
City, State  Zip:    Richmond, VA 23261        Vendor ID: D     Page RI-8
Transit No: 71000036                                 Cert:  06866

                      ---------

Schedule RI-E--Continued



                                                                                                        Year-to-date
                                                                            Dollar Amounts in Thousands   RIAD  Bil Mil  Thou
- -----------------------------------------------------------------------------------------------------------------------------
7. Other transactions with parent holding company                                                       /////////////////////
   (from Schedule RI-A,item 13) (itemize and describe                                                   /////////////////////
   all such transactions):                                                                              /////////////////////
   a. TEXT 4498 Capital Contribution from parent company                                                4498              N/A 7.a.
      -------------------------------------------------------------------
   b. TEXT 4499                                                                                         4499              N/A 7.b.
      -------------------------------------------------------------------
8. Adjustments to allowance for loan and lease losses (from Schedule RI-B,                              /////////////////////
   part II, item 5) (itemize and describe all adjustments):                                             /////////////////////
   a. TEXT 4521                                                                                         4521              N/A 8.a.
      --------------------------------------------------------------------
   b. TEXT 4522                                                                                         4522              N/A 8.b.
      -----------------------------------------------------------------------------------------------------------------------
9. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of
   Income):                                                                                             1489            1499   -
                                                                                                        --------------------
   No comment X   (RIAD 4769)
              --
   Other explanations (please type or print clearly):
   (TEXT 4769)

Legal Title of Bank: NationsBank of
                     Virginia, N.A.          Call Date: 12/31/93
Address:             1111 East Main Street   ST-BK: 51-1985   FFIEC 031
City, State  Zip:    Richmond, VA 23261      Vendor ID: D     Page RC-1
Transit No: 71000036                                 Cert:  06866














Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for December 31, 1993

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet

                                                                                                                         C400
                                                                                                                         ----
                                                                             Dollar Amounts in Thousands   RCFD  Bil Mil Thou
- ----------------------------------------------------------------------------------------------------------------------------------
- --
ASSETS                                                                                                     /////////////////
 1. Cash and balances due from depository institutions (from Schedule RC-A):                               /////////////////

    a. Noninterest-bearing balances                                                                        /////////////////
       and currency and coin(1)..................................................                          0081      897,883  1.a.
    b. Interest-bearing balances(2)..............................................                          0071            0  1.b.
 2. Securities (from Schedule RC-B)..............................................                          0390    2,105,316   2.
 3. Federal funds sold and securities                                                                      /////////////////
    purchased under agreements to resell in                                                                /////////////////
    domestic offices of the bank and of its                                                                /////////////////
    Edge and Agreement subsidiaries, and in                                                                /////////////////
    IBFs:                                                                                                  /////////////////
    a. Federal funds sold........................................................                          0276       51,400  3.a.
    b. Securities purchased under agreements to resell...........................                          0277            0  3.b.
 4. Loans and lease financing receivables:                                                                 /////////////////
    a. Loans and leases, net of unearned income                                ----------------------
       (from Schedule RC-C)                                                    RCFD 2122    8,207,781      /////////////////  4.a.
    b. LESS: Allowance for loan and lease losses.............................. RCFD 3123      240,115      /////////////////  4.b.
    c. LESS: Allocated transfer risk reserve.................................. RCFD 3128            0      /////////////////  4.c.
                                                                               ----------------------      /////////////////
    d. Loans and leases, net of unearned income, allowance, and
      reserve (item 4.a minus 4.b and 4.c)......................................                           2125    7,967,666  4.d.
 5. Assets held in trading accounts..............................................                          2146        9,378   5.
 6. Premises and fixed assets (including capitalized leases).....................                          2145      280,284   6.
 7. Other real estate owned (from Schedule RC-M).................................                          2150      116,390   7.
 8. Investments in unconsolidated subsidiaries and associated companies
    (from Schedule RC-M).........................................................                          2130            0   8.
 9. Customers' liability to this bank on acceptance outstanding..................                          2155        9,775   9.
10. Intangible assets (from Schedule RC-M)......................................                           2143            0  10.
11. Other assets (from Schedule RC-F)...........................................                           2160      239,878  11.
12. Total assets (sum of items 1 through 11)....................................                           2170   11,677,970  12.

- ----------------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held in trading accounts.

Legal Title of Bank: NationsBank of
                     Virginia, N.A.          Call Date: 12/31/93
Address:             1111 East Main Street   ST-BK: 51-1985   FFIEC 031
City, State  Zip:    Richmond, VA 23261      Vendor ID: D     Page RC-2
Transit No: 71000036                                 Cert:  06866



Schedule RC -- Continued


                                                                                            -----------------------------
                                                               Dollar Amounts in Thousands  //////////////  Bil Mil Thou
- ------------------------------------------------------------------------------------------  -----------------------------
LIABILITIES                                                                                 ////////////////////////////
13. Deposits                                                                                ////////////////////////////
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I)..  RCON 2200         9,379,965    13.a
                                                              ----------------------------
       (1) Noninterest-bearing(1)............................   RCON 6631       2,389,203   ////////////////////////////  13.a.(1)
       (2) Interest-bearing...................................  RCON 6636       6,990,762   ////////////////////////////  13.a.(2)
                                                              ----------------------------
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E,   ////////////////////////////
       part II)...........................................................................  RCFN 2200                 0    13.b
                                                              ----------------------------
       (1) Noninterest-bearing................................  RCFN 6631               0   ////////////////////////////  13.b.(1)
       (2) Interest-bearing...................................  RCFN 6636               0   ////////////////////////////  13.b.(2)
                                                              ----------------------------
14. Federal funds purchased and securities sold under agreements to repurchase in domestic  ////////////////////////////
    offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:            ////////////////////////////
    a.  Federal funds purchased ..........................................................  RCFD 0278           758,201    14.a.
    b.  Securities sold under agreements to repurchase....................................  RCFD 0279           445,586    14.b.
15. Demand notes issued to the U.S. Treasury..............................................  RCON 2840            50,000    15.
16. Other borrowed money..................................................................  RCFD 2850            49,225    16.
17. Mortgage indebtedness and obligations under capitalized leases........................  RCFD 2910               815    17.
18. Bank's liability on acceptances executed and outstanding..............................  RCFD 2920             9,775    18.
19. Subordinated notes and debentures.....................................................  RCFD 3200                 0    19.
20. Other liabilities (from Schedule RC-G)................................................  RCFD 2930            86,067    20.
21. Total liabilities (sum of items 13 through 20)........................................  RCFD 2948        10,779,634    21.
                                                                                            ////////////////////////////
22. Limited-life preferred stock and related surplus......................................  RCFD 3282                 0    22.
EQUITY CAPITAL                                                                              ////////////////////////////
23. Perpetual preferred stock and related surplus........................................   RCFD 3838                 0    23.
24. Common stock..........................................................................  RCFD 3230            21,501    24.
25. Surplus (exclude all surplus related to preferred stock)..............................  RCFD 3839           229,536    25.
26. a. Undivided profits and capital reserves.............................................  RCFD 3632           644,230    26.a.
    b. LESS: Net unrealized loss on marketable equity securities..........................  RCFD 0297          (  3,069)   26.b.
27. Cumulative foreign currency translation adjustments...................................  RCFD 3284                 0    27.
28. Total equity capital (sum of items 23 through 27).....................................  RCFD 3210           898,336    28.
29. Total liabilities, limited-life preferred stock, and equity capital (sum of items 21,   ////////////////////////////











    22, and 28)...........................................................................  RCFD 3300        11,677,970    29.
                                                                                            -----------------------------

Memorandum
To be reported only with the March Report of Condition.
 1. Indicate in the box at the right the number of the
    statement below that best describes the most
    comprehensive level of auditing work performed for              Number
    the bank by independent external auditors as of any      --------------
    date during 1992.......................................  RCFD 6724 N/A  M.1.
                                                             --------------




1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
4 = Directors' examination of the bank performed by other external auditors (may be required by state chartering authority
5 = Review of the bank's financial statements by external auditors
6 = Compilation of the bank's financial statements by external auditors
7 = Other audit procedures (excluding tax preparation work)
8 = No external audit work

- ------------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

Legal Title of Bank: NationsBank of
                      Virginia, N.A.         Call Date: 12/31/93
Address:             1111 East Main Street   ST-BK: 51-1985   FFIEC 031
City, State  Zip:    Richmond, VA 23261      Vendor ID: D     Page RC-3
Transit No: 71000036                                 Cert:  06866



Schedule RC-A--Cash and Balances Due From Depository Institutions

Exclude assets held in trading accounts.

                                                                                                                     C405
                                                                              ---------------------------------------------











                                                                                      (Column A)             (Column B)
                                                                                      Consolidated            Domestic
                                                                                         Bank                  Offices
                                                                                --------------------------------------------
                                                   Dollar Amounts in Thousands  RCFD  Bil Mil Thou     RCON  Bil  Mil  Thou
   -------------------------------------------------------------------------------------------------------------------------
   1. Cash items in process of collection, unposted debits, and currency and   ///////////////////    //////////////////////
      coin..................................................................... 0022       583,277    //////////////////////  1.
      a. Cash items in process of collection and unposted debits............... //////////////////     0020           426,350 1.a.
      b. Currency and coin..................................................... //////////////////     0080           156,927 1.b.
   2. Balances due from depository institutions in the U.S..................... //////////////////     0082            55,932 2.
      a. U.S. branches and agencies of foreign banks (including their
         IBFs)................................................................. 0083             0     ////////////////////// 2.a.
      b. Other commercial banks in the U.S. and other depository institutions   //////////////////     //////////////////////
         in the U.S. (including their IBFs).................................... 0085         55,932    ////////////////////// 2.b.
   3. Balances due from banks in foreign countries and foreign central banks... ///////////////////     0070                0 3.
      a. Foreign branches of other U.S. banks.................................. 0073              0    ////////////////////// 3.a.
      b. Other banks in foreign countries and foreign central banks............ 0074              0    ////////////////////// 3.b.
   4. Balances due from Federal Reserve Banks.................................. 0090        258,674    0090           258,674 4.
   5. Total (sum of items 1 through 4) (total of column A must equal Schedule   ///////////////////    //////////////////////
      RC, item 1).............................................................. 0010        897,883    0010           897,883 5.

   Memorandum                                                          Dollar  Amounts in Thousands    RCON   Bil    Mil  Thou
   ---------------------------------------------------------------------------------------------------------------------------
   1. Noninterest-bearing balances due from commercial banks in the U.S.                               //////////////////////
      (included in item 2, column B above).....................................                        0050           55,932  M.1

                                      13

                                                                                                C410
                                                                                                ----
                                                                                    Domestic Offices
                                                                                    ------------------
                                                                                        (Column C)
                                                                                        Book value
                                                                                    -----------------
                                                                                    RCON Bil Mil Thou
                                                                                    -----------------
1. U.S. Treasury securities....................................................     0400    1,988,549  1.
2. U.S. Government agency and corporation obligations:                              /////////////////
   a. All holdings of U.S. Government-issued or -guaranteed certificates of         /////////////////
      participation in pools of residential mortgages:                              /////////////////
      (1) Issued by FNMA and FHLMC.............................................     3760            0  2.a.(1)
      (2) Guaranteed by GNMA (exclude FNMA and FHLMC issues)...................     3762            0  2.a.(2)
   b. All other................................................................     /////////////////  2.b.
      (1) Collateralized mortgage obligations issued by FNMA and FHLMC (include     /////////////////
          REMICs)..............................................................     3764        2,374  2.b.(1)
      (2) All other U.S. Government-sponsored agency obligations(2)............     3765        5,000  2.b.(2)











      (3) All other U.S. Government agency obligations(3)......................     3766            0  2.b.(3)
3. Securities issued by states and political subdivisions in the U.S. .........     /////////////////  3.
   a. General obligations......................................................     3767       22,004  3.a.
   b. Revenue obligations......................................................     3768       64,944  3.b.
   c. Industrial development and similar obligations...........................     3769            0  3.c.
4. Other domestic debt securities:                                                  /////////////////
   a. All holdings of private (i.e., nongovernment-issued or -guaranteed)           /////////////////
      certificates of participation in pools of residential mortgages..........     0408         8,336  4.a.
   b. All other domestic debt securities:                                           /////////////////
      (1) Privately-issued collateralized mortgage obligations (include             /////////////////
          REMICs)..............................................................     5361            0  4.b.(1)

      (2) All other............................................................     5363        5,018  4.b.(2)
5. Foreign debt securities.....................................................     3635        1,250  5.
6. Equity securities:                                                               /////////////////
   a. Marketable equity securities:                                                 /////////////////
      (1) Investments in mutual funds..........................................     3637            0  6.a.(1)
      (2) Other marketable equity securities...................................     3639          310  6.a.(2)
      (3) LESS: Net unrealized loss on marketable equity securities............     3641            0  6.a.(3)
   b. Other equity securities (includes Federal Reserve stock).................     3642        7,531  6.b.
7. Total (sum of items 1 through 6) (total of column A must equal Schedule RC,      /////////////////
   item 2).....................................................................     0390    2,105,316  7.

- --------------------------
(1) See discussion in Glossary entry for "market value of securities."
(2) Includes obligations (other than certificates of participation in pools of residential mortgages, CMOs, and REMICs) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.
(3) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.

Legal Title of Bank:  NationsBank of Virginia N A    Call Date: 12/31/93
                      1111 East Main Street          ST-BK: 51-1985 FFIEC 031
Address:              Richmond, Va  23261            Vendor ID: D   Page RC-5
City, State  Zip:                                    Cert:  06866
Transit # 71000036
 71000036


Schedule RC-B--Continued

                                                                                                    -------------------
                                                                                                      Consolidated Bank
                                                                                                    -------------------
                                                                                                         Book Value
                                                                                                    -------------------











Memoranda                                                             Dollar Amounts in Thousands    RCFD Bil Mil Thou
- --------------------------------------------------------------------------------------------------  -------------------
1. Pledged securities.............................................................................   0416    1,354,699   M.1.
2. Maturity and repricing data for debt securities(1),(2) (excluding those in nonaccrual status):    /////////////////
   a. Fixed rate debt securities with a remaining maturity of:                                       /////////////////
      (1) Three months or less....................................................................   0343      414,360   M.2.a.(1)
      (2) Over three months through 12 months.....................................................   0344      664,521   M.2.a.(2)
      (3) Over one year through five years........................................................   0345      968,868   M.2.a.(3)
      (4) Over five years.........................................................................   0346       48,476   M.2.a.(4)
      (5) Total fixed rate debt securities (sum of Memorandum items 2.a.(1) through 2.a.(4))......   0347    2,096,225   M.2.a.(5)
   b. Floating rate debt securities with a repricing frequency of:                                   /////////////////
      (1) Quarterly or more frequently............................................................   4544            0   M.2.b.(1)

      (2) Annually or more frequently, but less frequently than quarterly.........................   4545        1,250   M.2.b.(2)
      (3) Every five years or more frequently, but less frequently than annually..................   4551            0   M.2.b.(3)
      (4) Less frequently than every five years...................................................   4552            0   M.2.b.(4)
      (5) Total floating rate debt securities (sum of Memorandum items 2.b.(1) through 2.b.(4))....  4553        1,250   M.2.b.(5)
   c. Total debt securities (sum of Memorandum items 2.a.(5) and 2.b.(5)) (must equal total          /////////////////
      debt securities from Schedule RC-B, sum of items 1 through 5, column A, minus                  /////////////////
      nonaccrual debt securities included in Schedule RC-N, item 9, column C).....................   0393    2,097,475   M.2.c.
3. Taxable securities issued by states and political subdivisions in the U.S. (included in           /////////////////
   Schedule RC-B, item 3, column A, above)........................................................   0301            0   M.3.
4. Debt securities restructured and in compliance with modified terms (included in                   /////////////////
   Schedule RC-B, items 3 through 5, column A, above)..............................................  5365            0   M.4.
5. Debt securities held for sale (included in Schedule RC-B, items 1 through 5, column A,            /////////////////
   above).........................................................................................   5366      338,120   M.5.
6. Floating rate debt securities with a remaining maturity of one year or less (included in          /////////////////
   Memorandum item 2.b.(5) above).................................................................   5519            0   M.6.
                                                                                                     ------------------

- -------------
(1) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(2) Memorandum item 2 is not applicable to savings banks that must complete supplemental Schedule RC-J.

Legal Title of Bank:  NationsBank of Virginia        Call Date: 12/31/93
                      1111 East Main Street          ST-BK: 51-1985 FFIEC 031
Address:              Richmond, Va  23261            Vendor ID: D    Page RC-6
City, State  Zip:                                    Cert: 06886
Transit Number: 71000036
Schedule RC-C--Loans and Lease Financing Receivables

Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held in trading accounts.













                                                                                                                 ------
                                                                                                                  C415
                                                                             ------------------------------------------
                                                                                  (Column A)               (Column B)
                                                                                 Consolidated               Domestic
                                                                                     Bank                   Offices
                                                                             -------------------------------------------
                                                 Dollar Amounts in Thousands   RCFD Bil Mil Thou      RCON  Bil Mil Thou
- ------------------------------------------------------------------------------------------------------------------------
 1. Loans secured by real estate.............................................   1410     1,885,440    ////////////////// 1.


    a. Construction and land development.....................................   //////////////////    1415       472,189 1.a.
    b. Secured by farmland (including farm residential and other                //////////////////    //////////////////
       improvements).........................................................   //////////////////    1420         5,718 1.b.
    c. Secured by 1-4 family residential properties:                            //////////////////    //////////////////
       (1) Revolving, open-end loans secured by 1-4 family residential          //////////////////    //////////////////
           properties and extended under lines of credit.....................   //////////////////    1797       241,095 1.c.(1)
       (2) All other loans secured by 1-4 family residential properties:        //////////////////    //////////////////
           (a) Secured by first liens........................................   //////////////////    5367       435,885
1.c.(2)(a)
           (b) Secured by junior liens.......................................   //////////////////    5368       118,011
1.c.(2)(b)
    d. Secured by multifamily (5 or more) residential properties............    //////////////////    1460       129,478 1.d.
    e. Secured by nonfarm nonresidential properties..........................   //////////////////    1480       483,064 1.e.
 2. Loans to depository institutions:                                           //////////////////    //////////////////
    a. To commercial banks in the U.S. ......................................   //////////////////    1505     1,815,630 2.a.
       (1) To U.S. branches and agencies of foreign banks....................   1506           563    ////////////////// 2.a.(1)
       (2) To other commercial banks in the U.S. ............................   1507     1,815,067    ////////////////// 2.a.(2)
    b. To other depository institutions in the U.S. .........................   1517         2,000    1517         2,000 2.b.
    c. To banks in foreign countries.........................................   //////////////////    1510             0 2.c.
       (1) To foreign branches of other U.S. banks...........................   1513             0    ////////////////// 2.c.(1)
       (2) To other banks in foreign countries...............................   1516             0    ////////////////// 2.c.(2)
 3. Loans to finance agricultural production and other loans to farmers......   1590        18,811    1590        18,811 3.
 4. Commercial and industrial loans:                                            //////////////////    //////////////////
    a. To U.S. addressees (domicile).........................................   1763     2,836,674    1763     2,836,674 4.a.
    b. To non-U.S. addressees (domicile).....................................   1764        12,894    1764        12,894 4.b.
 5. Acceptances of other banks:                                                 //////////////////    //////////////////
    a. Of U.S. banks.........................................................   1756             0    1756             0 5.a.
    b. Of foreign banks......................................................   1757             0    1757             0 5.b.
 6. Loans to individuals for household, family, and other personal              //////////////////    //////////////////
    expenditures (i.e., consumer loans) (includes purchased paper)...........   //////////////////    1975     1,064,230 6.
    a. Credit cards and related plans (includes check credit and other          //////////////////    //////////////////
       revolving credit plans)...............................................   2008        78,995    ////////////////// 6.a.
    b. Other (includes single payment, installment, and all student loans)...   2011       985,235    ////////////////// 6.b.
 7. Loans to foreign governments and official institutions (including           //////////////////    //////////////////
    foreign central banks)...................................................   2081             0    2081             0 7.
 8. Obligations (other than securities and leases) of states and political      //////////////////    //////////////////
    subdivisions in the U.S. (includes nonrated industrial development          //////////////////    //////////////////
    obligations):                                                               //////////////////    //////////////////
    a. Taxable obligations...................................................   2033             0    2033             0 8.a.











    b. Tax-exempt obligations................................................   2079       206,928    2079       206,928 8.b.
 9. Other loans..............................................................   1563       331,017    ////////////////// 9.
    a. Loans for purchasing or carrying securities (secured and unsecured)....   //////////////////   1545        89,646 9.a.
    b. All other loans (exclude consumer loans)..............................   //////////////////    1564       241,371 9.b.
10. Lease financing receivables (net of unearned income).....................   //////////////////    2165        34,157 10.
    a. Of U.S. addressees (domicile).........................................   2182        34,157    ////////////////// 10.a.
    b. Of non-U.S. addressees (domicile).....................................   2183             0    ////////////////// 10.b.
11. LESS: Any unearned income on loans reflected in items 1-9 above..........   2123             0                     0  11.
12. Total loans and leases, net of unearned income (sum of items 1 through      //////////////////    //////////////////
    10 minus item 11) (total of column A must equal Schedule RC, item 4.a)...   2122     8,207,781    2122     8,207,781 12.
                                                                                 ---------------------------------------

Legal Title of Bank:  NationsBank of Virginia N A     Call Date: 12/31/93
                      1111 East Main Street       ST-BK: 51-1985    FFIEC 031
Address:              Richmond, Va  23261          Vendor ID: D   Page RC-7
City, State     Zip:                                     Cert: 06886
Transit Number: 71000036
                      ---------

Schedule RC-C--Continued

Part I. Continued

 ------------------------------------------------
(Column A)                 (Column B)
Consolidated                Domestic
Bank                      Offices
- -----------------------------------------------
Memoranda
                                                   Dollar Amounts in Thousands   RCFD  Bil Mil  Thou       RCON  Bil Mil  Thou
- ------------------------------------------------------------------------------ -----------------------------------------------
1. Commercial paper included in Schedule RC-C, part I, above...................   1496             0       1496             0
M.1.
2. Loans and Leases restructured and in compliance with modified terms            //////////////////       //////////////////
   (included) in Schedule RC-C, part I, above):                                   //////////////////       //////////////////
   a. Loans secured by real estate:                                               //////////////////       //////////////////
      (1) To U.S. addresses (domicile).........................................   1687             0       M.2.a.(1)
      (2) To non-U.S. addresses (domicile).....................................   1689             0       M.2.a.(2)
   b. Loans to finance agricultural production and other Loans to farmers......   1613             0       M.2.b
   c. Commercial and industrial loans:                                            //////////////////       //////////////////
      (1) To U.S. addresses (domicile).........................................   1758           650       M.2.c.(1)
      (2) To non-U.S. addresses (domicile).....................................   1759             0       M.2.c.(2)
   d. All other loans (exclude loans to individuals for household, family, and    //////////////////
      other personal expenditures).............................................   1615             0       M.2.d.
   e. Lease financing receivables:                                                //////////////////
      (1) Of U.S. addressees (domicile)........................................   1789             0       M.2.e.(1)
      (2) Of non-U.S. addressees (domicile)....................................   1790             0       M.2.e.(2)











   f. Total (sum of Memorandum items 2.a through 2.e)..........................   1616           650       M.2.f.
3. Maurity and repricing data for loans and leases(1) (excluding those in         //////////////////
   nonaccrual status):                                                            //////////////////
   a. Fixed rate loans and leases with a remaining maturity of:                   //////////////////
      (1) Three months or less..................................................  0348       491,495       M.3.a.(1)
      (2) Over three months through 12 months...................................  0349       650,781       M.3.a.(2)
      (3) Over one year through five years......................................  0356     1,632,271       M.3.a.(3)
      (4) Over five years.......................................................  0357       414,349       M.3.a.(4)
      (5) Total fixed rate loans and leases (sum of Memorandum items 3.a.(1)      //////////////////
          through 3.a.(4))......................................................  0358     3,188,896       M.3.a.(5)
   b. Floating rate loans with a repricing frequency of:                          //////////////////
      (1) Quarterly or more frequently..........................................  4554     4,791,170       M.3.b.(1)
      (2) Annually or more frequently, but less frquently than quarterly........  4555        13,884       M.3.b.(2)
      (3) Every five years or more frequently, but less frequently than           //////////////////
          annually..............................................................  4561        66,127       M.3.b.(3)
      (4) Less frequently than every five years.................................  4564             0       M.3.b.(4)
      (5) Total floating rate loans (sum of Memorandum items 3.b.(1)              //////////////////

          through 3.b.(4))......................................................  4567     4,871,181       M.3.b.(5)
   c. Total loans and leases (sum of Memorandum items 3.a.(5) and 3.b.(5)) (must  //////////////////
      equal the sum of total loans and leases, net from Schedule RC-C, part I,    //////////////////
      item 12, plus unearned income from Schedule RC-C, part I, item 11, minus    //////////////////
      total nonaccrual loans and leases from Schedule RC-N, sum of items 1        //////////////////
      through 8, column C)......................................................  1479     8,060,077       M.3.c.
4. Loans to finance commercial real estate, construction, and land development    //////////////////
   activities (not secured by real estate) included in Schedule RC-C, part I,     //////////////////
   items 4 and 9, column A, page RC-6(2)........................................  2746       113,008       M.4.
5. Loans and leases held for sale (included in Schedule RC-C, part I, above)....  5369             0       M.5.
6. Adjustable rate closed-end loans secured by first liens on 1-4 family                                  --------------------
   residential properties (included in Schedule RC-C, part I, item 1.c.(2)(a),    //////////////////       RCON  Bil Mil  Thou
                                                                                                          --------------------
   column B, page RC-6).........................................................  //////////////////       5370         78,508
M.6.

- ---------------------
(1) Memorandum item 3 is not applicable to savings banks that must complete supplemental Schedule RC-J.
(2) Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.

Legal Title of Bank:  NationsBank                Call Date: 12/31/93
                      of Virginia, N.A.          ST-BK: 51-1985 FFIEC 031
Address:              1111 East Main Street      Vendor ID: D   Page RC-8
City, State  Zip:     Richmond, Va  23261        Cert: 06886
Transit Number:  71000036


Schedule RC-D is to be completed only by banks with $1 billion or more in total assets.

Schedule RC-D--Assets Held in Trading Accounts in
               Domestic Offices Only

                                                                                                --------
                                                                                                  C420
                                                                                      --------- --------
                                                                                       Domestic Offices
                                                                                      ------------------
                                                        Dollar Amounts in Thousands   RCON  Bil Mil Thou
- -----------------------------------------------------------------------------------   ------------------
1. U.S. Treasury securities........................................................   1010            0  1.
2. U.S. Government agency and corporation obligations..............................   1020            0  2.
3. Securities issued by states and political subdivisions in the U.S. .............   1025            0  3.
4. Other bonds, notes, and debentures..............................................   1045            0  4.
5. Certificates of deposit.........................................................   1026          N/A  5.
6. Commercial paper................................................................   1027          N/A  6.
7. Banker's acceptances............................................................   1028        9,377  7.
8. Other...........................................................................   1029            1  8.
9. Total (sum of items 1 through 8)................................................   2146        9,378  9.
                                                                                      ------------------

Legal Title of Bank:  NationsBank                    Call Date: 12/31/93
                      of Virginia, N.A.              ST-BK: 51-1985 FFIEC 031
Address:              1111 East Main Street          Vendor ID: Page R
City, State  Zip:     Richmond, VA  23261

Transit Number: 71000036                                          C425



Schedule RC-E--Deposit Liabilities

Part I. Deposits in Domestic Offices



                                                                                             Transaction Accounts
                                                                                             --------------------
                                                                                        (Column A)         (Column B)
                                                                                    Total transaction      Memo: Total
                                                                                   accounts (including    demand deposits
                                                                                     total demand          (included in
                                                                                       deposits)              column A
                                                                                   ------------------    -----------------
                         Dollar Amounts in Thousands                               RCON Bil Mil  Thou    RCON Bil Mil Thou











- -------------------------------------------------------------------------------    ------------------    -----------------
Deposits of:                                                                       //////////////////    /////////////////
1. Individuals, partnerships, and corporations.................................    2201     3,694,219    2240    2,003,966
2. U.S. Government.............................................................    2202         5,945    2280        5,945
3. States and political subdivisions in the U.S. ..............................    2203        94,756    2290       94,756
4. Commercial banks in the U.S. ...............................................    2206       215,954    2310      215,954
   a. U.S. branches and agencies of foreign banks..............................    //////////////////    /////////////////
   b. Other commercial banks in the U.S. ......................................    //////////////////    /////////////////
5. Other depository institutions in the U.S. ..................................    2207        10,679    2312       10,679
6. Banks in foreign countries..................................................    2213             0    2320            0
   a. Foreign branches of other U.S. banks.....................................    //////////////////    /////////////////
   b. Other banks in foreign countries.........................................    //////////////////    /////////////////
7. Foreign governments and official institutions                                   //////////////////    /////////////////
   (including foreign central banks)...........................................    2216             0    2300            0
8. Certified and official checks...............................................    2330        57,903    2330       57,903
9. Total (sum of items 1 through 8) (sum of                                        //////////////////    /////////////////
   columns A and C must equal Schedule RC,                                         //////////////////    /////////////////
   item 13.a)..................................................................    2215     4,079,456    2210    2,389,203

                                                                                              C425
                                                                                   Nontransaction
                                                                                       Accounts
                                                                                   ------------------
                                                                                       (Column C)
                                                                                         Total
                                                                                     nontransaction
                                                                                        accounts
                                                                                   (including MMDAs)
                                                                                   ------------------
Deposits of:                                                                       //////////////////
1. Individuals, partnerships, and corporations.................................    2346     5,181,647  1.
2. U.S. Government.............................................................    2520        47,300  2.
3. States and political subdivisions in the U.S. ..............................    2530        70,529  3.
4. Commercial banks in the U.S. ...............................................    //////////////////  4.
   a. U.S. branches and agencies of foreign banks..............................    2347             0  4.a.
   b. Other commercial banks in the U.S. ......................................    2348           139  4.b.
5. Other depository institutions in the U.S. ..................................    2349           894  5.
6. Banks in foreign countries..................................................    //////////////////  6.
   a. Foreign branches of other U.S. banks.....................................    2367             0  6.a.
   b. Other banks in foreign countries.........................................    2373             0  6.b.
7. Foreign governments and official institutions                                   //////////////////
   (including foreign central banks)...........................................    2377             0  7.
8. Certified and official checks...............................................    //////////////////  8.
9. Total (sum of items 1 through 8) (sum of                                        //////////////////
   columns A and C must equal Schedule RC,                                         //////////////////
   item 13.a)..................................................................    2385     5,300,509  9.













Memoranda                                            Dollar Amounts in Thousands   RCON  Bil  Mil  Thou
- -------------------------------------------------------------------------------------------------------
1. Selected components of total deposits (i.e., sum of item 9, columns A and C):   ////////////////////
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts......    6835         827,420  M.1.a.
   b. Total brokered deposits..................................................    2365          20,000  M.1.b.
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):     ////////////////////
      (1) Issued in denominations of less than  $100,000.......................    2343               0  M.1.c.(1)
      (2) Issued either in denominations of $100,000 or in denominations greater   ////////////////////
          than $100,000 and participated out by the broker in shares of            ////////////////////
          $100,000 or less.....................................................    2344               0  M.1.c.(2)
   d. Total deposits denominated in foreign currencies.........................    3776               0  M.1.d.
   e. Preferred deposits.......................................................    5590         164,808  M.1.e.
2. Components of total nontransaction accounts (sum of Memoranda items 2.a         ////////////////////
   through 2.d must equal item 9, column c above):                                 ////////////////////
   a. Savings deposits:                                                            ////////////////////
      (1) Money market deposit accounts (MMDAs).................................   6810       1,203,315  M.2.a.(1)
      (2) Other savings deposits (excludes MMDAs)...............................   0352       1,015,936  M.2.a.(2)
   b. Total time deposits of less than $100,000.................................   6648       2,533,506  M.2.b.
   c. Time certificates of deposit of $100,000 or more..........................   6645         435,034  M.2.c.
   d. Open-account time deposits of $100,000 or more............................   6646         112,718  M.2.d.
3. All NOW accounts (included in column A above)................................   2398       1,690,253  M.3.

Legal Title of Bank:  NationsBank           Call Date: 12/31/93
                      of Virginia, N.A.     ST-BK: 51-1985   FFIEC 031
Address:              1111 East Main Street Vendor ID: D            Page RC-10
Transit Number:  71000036

Schedule RC-E -- Continued

Part I. Continued

Memoranda (continued)

tinued)

- -----------------------------------------------------------------------------------------------------------------------------

 Deposit Totals for FDIC Insurance Assessments(1)
                                                                                               ------------------------
                                                                  Dollar Amounts in Thousands    RCON   Bil  Mil  Thou
- ---------------------------------------------------------------------------------------------  ------------------------
 4. Total deposits in domestic offices (sum of item 9, column A and item 9, column C)            /////////////////////
    (must equal Schedule RC, item 13.a)......................................................    2200        9,379,965   M.4.
                                                                                                 /////////////////////
    a. Total demand deposits (must equal item 9, column B)...................................    2210        2,389,203   M.4.a.











    b. Total time and savings deposits(2) (must equal item 9, column A plus item 9,              /////////////////////
       column C minus item 9, column B)......................................................    2350        6,990,762   M.4.b.
                                                                                               ------------------------

- ---------------------------------
 (1) An amended Certified Statement should be submitted to the FDIC if the deposit totals reported in this item are amended after the semiannual Certified Statement originally covering this report date has been filed with the FDIC.
 (2) For FDIC insurance assessment purposes, "total time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.


                                                                                               ------------------------
                                                                  Dollar Amounts in Thousands    RCON   Bil  Mil  Thou
- ---------------------------------------------------------------------------------------------  ------------------------
5. Time deposits of less than $100,000 and open-account time deposits of $100,000 or more      ////////////////////////
   (included in Memorandum items 2.b and 2.d above) with a remaining maturity or repricing     ////////////////////////
   frequency of:(1)                                                                            ////////////////////////
   a. Three months or less...................................................................    0359          812,543   M.5.a.
   b. Over three months through 12 months (but not over 12 months)...........................    3644        1,063,001   M.5.b.
6. Maturity and repricing data for time certificates of deposit of $100,000 or more:(1)        ////////////////////////
   a. Fixed rate time certificates of deposit of $100,000 or more with a remaining             ////////////////////////
      maturity of:                                                                             ////////////////////////
      (1) Three months or less...............................................................    2761          164,790  M.6.a.(1)
      (2) Over three months through 12 months................................................    2762          182,051  M.6.a.(2)
      (3) Over one year through five years...................................................    2763           67,317  M.6.a.(3)
      (4) Over five years....................................................................    2765           20,876  M.6.a.(4)
      (5) Total fixed rate time certificates of deposit of $100,000 or more (sum of            ////////////////////////
          Memorandum items 6.a.(1) through 6.a.(4))..........................................    2767          435,034  M.6.a.(5)
   b. Floating rate time certificates of deposit of $100,000 or more with a repricing          ////////////////////////
      frequency of:                                                                            ////////////////////////
      (1) Quarterly or more frequently.......................................................    4568                0  M.6.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly....................    4569                0  M.6.b.(2)
      (3) Every five years or more frequently, but less frequently than annually.............    4571                0  M.6.b.(3)
      (4) Less frequently than every five years..............................................    4572                0  M.6.b.(4)
      (5) Total floating rate time certificates of deposit of $100,000 or more (sum of         ////////////////////////
          Memorandum items 6.b.(1) through 6.b.(4))..........................................    4573                0  M.6.b.(5)
   c. Total time certificates of deposit of $100,000 or more (sum of Memorandum items 6.a.(5)  ////////////////////////
      and 6.b.(5)) (must equal Memorandum item 2.c. above)...................................    6645          435,034   M.6.c.
                                                                                               ------------------------

- ---------------------------------
(1) Memorandum item 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

Legal Title of Bank:  NationsBank                    Call Date: 12/31/93











                      of Virginia, N.A.          ST-BK: 51-1985 FFIEC 031
Address:              1111 East Main Street       Vendor ID: D   Page RC-11
City, State  Zip:     Richmond, Va  23261         Cert: 06886
Transit Number:  71000036


Schedule RC-E--Continued

Part II. Deposits in Foreign Offices (including Edge and
Agreement subsidiaries and IBFs)

                                                                                                  --------------------
                                                                  Dollar Amounts in Thousands      RCFN  Bil Mil Thou
- ----------------------------------------------------------------------------------------------    --------------------
Deposits of:                                                                                       //////////////////
1. Individuals, partnerships, and corporations...............................................      2621             0   1.
2. U.S. banks (including IBFs and foreign branches of U.S. banks)............................      2623             0   2.
3. Foreign banks (including U.S. branches and                                                      //////////////////
   agencies of foreign banks, including their IBFs)...........................................     2625             0   3.
4. Foreign governments and official institutions (including foreign central banks)...........      2650             0   4.
5. Certified and official checks.............................................................      2330             0   5.
6. All other deposits........................................................................      2668             0   6.
7. Total (sum of items 1 through 6) (must equal Schedule RC, item 13.b)......................      2200             0   7.
                                                                                                  --------------------

Schedule RC-F--Other Assets

                                                                                                                 ----------
                                                                                                                     C430
                                                                                                ---------------------------


                                                                  Dollar Amounts in Thousands     /////////// Bil Mil Thou
- ----------------------------------------------------------------------------------------------  ---------------------------
1. Income earned, not collected on loans.....................................................     RCFD 2164         33,988   1.
2. Net deferred tax assets(1)................................................................     RCFD 2148         50,598   2.
3. Excess residential mortgage servicing fees receivable.....................................     RCFD 5371              0   3.
4. Other (itemize amounts that exceed 25% of this item)......................................     RCFD 2168        155,292   4.
      -------------                                                ---------------------------
   a.   TEXT 3549                                                   RCFD 3549             N/A      ////////////////////////  4.a.
      ------------- ---------------------------------------------- ---------------------------
   b.   TEXT 3550                                                   RCFD 3550             N/A      ////////////////////////  4.b.
      ------------- ---------------------------------------------- ---------------------------
   c.   TEXT 3551                                                   RCFD 3551             N/A     ////////////////////////   4.c.
      ----------------------------------------------------------------------------------------
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11)........................     RCFD 2160        239,878
                                                                                                ---------------------------- 5.

Memorandum











                                                                                                ----------------------------
                                                                  Dollar Amounts in Thousands     /////////// Bil Mil Thou
- ----------------------------------------------------------------------------------------------  ----------------------------
1. Deferred tax assets disallowed for regulatory capital purposes............................     RCFD 5610              0   M.1.
                                                                                                ----------------------------

Schedule RC-G--Other Liabilities

                                                                                                                 -----------
                                                                                                                     C435
                                                                                                ---------------- -----------
                                                                  Dollar Amounts in Thousands     /////////// Bil Mil Thou
- ----------------------------------------------------------------------------------------------  ----------------------------
1. a. Interest accrued and unpaid on deposits in domestic offices(2).........................     RCON 3645         18,303   1.a.
   b. Other expenses accrued and unpaid (includes accrued income taxes payable) .............     RCFD 3646         19,991   1.b.
2. Net deferred tax liabilities(1)...........................................................     RCFD 3049              0   2.
3. Minority interest in consolidated subsidiaries............................................     RCFD 3000              0   3.
4. Other (itemize amounts that exceed 25% of this item)......................................     RCFD 2938         47,773   4.
      -------------                                                ---------------------------
   a.   TEXT 3552    Intercompany Accounts Payable                  RCFD 3552         35,794      ///////////////////////// 4.a.
      ------------- -----------------------------------------------
   b.   TEXT 3553                                                   RCFD 3553            N/A      /////////////////////////  4.b.
      ------------- -----------------------------------------------
   c.   TEXT 3554                                                   RCFD 3554            N/A      /////////////////////////  4.c.
      -----------------------------------------------------------------------------------------
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20).........................    RCFD 2930         86,067  5.
                                                                                                -----------------------------

- -------------


(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) For savings banks, include "dividends" accrued and unpaid on deposits.

Legal Title of Bank:  NationsBank           Call Date: 12/31/93
                      of Virginia, N.A.     ST-BK: 51-1985 FFIEC 031
Address:              1111 East Main Street Vendor ID: D            Page RC-12
City, State  Zip:     Richmond, Va 23261    Cert: 06886
Transit Number: 71000036
                      ---------
Schedule RC-H--Selected Balance Sheet Items for Domestic Offices













                                                                                                    C440
                                                                                                  ------
                                                                                        Domestic Offices
                                                                                   ---------------------
                                       Dollar Amounts in Thousands                 RCON  Bil  Mil  Thou
- -------------------------------------------------------------------------------------------------------
1. Customers' liability to this bank on acceptances outstanding................    2155           9,775  1.
2. Bank's liability on acceptances executed and outstanding....................    2920           9,775  2.
3. Federal funds sold and securities purchased under agreements to resell......    1350          51,400  3.
4. Federal funds purchased and securities sold under agreements to repurchase..    2800       1,203,787  4.
5. Other borrowed money........................................................    2850          49,225  5.
   EITHER                                                                          ////////////////////
6. Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs..   2163             N/A  6.
   OR                                                                              ////////////////////
7. Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs...    2941               0  7.
8. Total assets (excludes net due from foreign offices, Edge and Agreement         ////////////////////
   subsidiaries, and IBFs).....................................................    2192      11,677,970  8.
9. Total liabilities (excludes net due to foreign offices, Edge and Agreement      ////////////////////
   subsidiaries, and IBFs).....................................................    3129      10,799,634  9.

Memorandum (to be completed only by banks with IBFs and other "foreign" offices)


                                       Dollar Amounts in Thousands                 RCON  Bil  Mil  Thou
- -------------------------------------------------------------------------------------------------------
   EITHER                                                                          ///////////////////
1. Net due from the IBF of the domestic offices of the reporting bank..........    3051            N/A  M.1.
   OR                                                                              ///////////////////
2. Net due to the IBF of the domestic offices of the reporting bank............    3059              0  M.2.

Schedule RC-I--Selected Assets and Liabilities of IBFs





To be completed only by banks with IBFs and other "foreign" offices.

                                                                                                 C445
                                                                                                ------
                                       Dollar Amounts in Thousands                 RCFN  Bil  Mil  Thou
- -------------------------------------------------------------------------------------------------------
1. Total IBF assets of the consolidated bank (component of Schedule RC,            ////////////////////
   item 12)....................................................................    2133             N/A  1.
2. Total IBF loans and lease financing receivables (component of Schedule RC-C,    ////////////////////
   part I, item 12, column A)..................................................    2076             N/A  2.











3. IBF commercial and industrial loans (component of Schedule RC-C, part I,        ////////////////////
   item 4, column A)...........................................................    2077             N/A  3.
4. Total IBF liabilities (component of Schedule RC, item 21)...................    2898             N/A  4.
5. IBF deposit liabilities due to banks, including other IBFs (component of        ////////////////////
   Schedule RC-E, part II, items 2 and 3)......................................    2379             N/A  5.
6. Other IBF deposit liabilities (component of Schedule RC-E, part II, items 1,    ////////////////////
   4, 5, and 6)................................................................    2381             N/A  6.

Legal Title of Bank:  NationsBank of             Call Date: 12/31/93
                      Virginia, N.A.             AT-BK: 51-1985    FFIEC 031
Address:              1111 East Main Street      Vendor ID: D      Page RC-13
City, State     Zip:  Richmond, Va  23261        Cert: 06866
Transit Number: 71000036
                      ---------

Schedule RC-K--Quarterly Average (1)

                                                                                                      ------------
                                                                                                            C455
                                                                                       ---------------------------
                                                   Dollar Amounts in Thousands         //////////     Bil Mil Thou
- ------------------------------------------------------------------------------------------------------------------
ASSETS                                                                                 ///////////////////////////
 1. Interest-bearing balances due from depository institutions.................        RCFD 3381                 0  1.
 2. U.S. Treasury securities and U.S. Government agency and corporation                ///////////////////////////
     obligations...............................................................        RCFD 3382         1,999,669  2.
 3. Securities issued by states and political subdivisions in the U.S..........        RCFD 3383            84,519  3.
 4. a. Other debt securities...................................................        RCFD 3647            39,858  4.a.
    b. Equity securities (includes investments in mutual funds and Federal             ///////////////////////////
       Reserve stock)..........................................................        RCFD 3648             7,531  4.b.
 5. Federal funds sold and securities purchased under agreements to resell in          ///////////////////////////
    domestic offices of the bank and of its Edge and Agreement subsidiaries,           ///////////////////////////
    and in IBFs................................................................        RCFD 3365         2,160,493  5.
 6. Loans:                                                                             ///////////////////////////
    a. Loans in domestic offices:                                                      ///////////////////////////


       (1) Total loans.........................................................        RCON 3360         6,317,491   6.a.(1)
       (2) Loans secured by real estate........................................        RCON 3385         1,879,205   6.a.(2)
       (3) Loans to finance agricultural production and other loans to farmers.        RCON 3386            21,265   6.a.(3)
       (4) Commercial and industrial loans.....................................        RCON 3387         2,843,865   6.a.(4)
       (5) Loans to individuals for household, family, and other personal              ///////////////////////////
           expenditures........................................................        RCON 3388         1,078,847   6.a.(5)
       (6) Obligations (other than securities and leases) of states and                ///////////////////////////
           political subdivisions in the U.S. .................................        RCON 3389           208,385   6.a.(6)
    b. Total loans in foreign offices, Edge and Agreement subsidiaries, and            ///////////////////////////
       IBFs....................................................................        RCFN 3360                 0   6.b.
 7. Assets held in trading accounts............................................        RCFD 3401             7,921   7.
 8. Lease financing receivables (net of unearned income).......................        RCFD 3484            32,451   8.











 9. Total assets...............................................................        RCFD 3368        11,869,709   9.
LIABILITIES                                                                            ///////////////////////////
10. Interest-bearing transaction accounts in domestic offices (NOW accounts,           ///////////////////////////
    ATS accounts, and telephone and preauthorized transfer accounts) (exclude          ///////////////////////////
    demand deposits)...........................................................        RCON 3485         1,620,936  10.
11. Nontransaction accounts in domestic offices:                                       ///////////////////////////
    a. Money market deposit accounts (MMDAs)...................................        RCON 3486         1,209,305  11.a.
    b. Other savings deposits..................................................        RCON 3487         1,006,133  11.b.
    c. Time certificates of deposit of $100,000 or more........................        RCON 3345           542,729  11.c.
    d. All other time deposits.................................................        RCON 3469         2,634,427  11.d.
12. Interest-bearing deposits in foreign offices, Edge and Agreement                   ///////////////////////////
    subsidiaries, and IBFs.....................................................        RCFN 3404             3,020  12.
13. Federal funds purchased and securities sold under agreements to repurchase         ///////////////////////////
    in domestic offices of the bank and of its Edge and Agreement subsidiaries,        ///////////////////////////
    and in IBFs................................................................        RCFD 3353         1,582,506  13.
14. Other borrowed money.......................................................        RCFD 3355            39,959  14.
                                                                                       ---------------------------

- ------------
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).

Legal Title of Bank:  NationsBank                    Call Date: 12/31/93
                      of Virginia, N.A.          ST-BK: 51-1985 FFIEC 031
Address:              1111 East Main Street          Vendor ID: D Page RC-14
City, State  Zip:     Richmond, Va  23261            Cert: 06886
Transit Number: 71000036

Schedule RC-L--Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                                                   C460
                                                                                                                ------------






                                                                       Dollar Amounts in Thousands    RCFD  Bil  Mil  Thou
- ----------------------------------------------------------------------------------------------------------------------------
 1. Unused commitments:                                                                               ////////////////////
    a. Revolving, open-end lines secured by 1-4 family residential properties, e.g., home             ////////////////////
       equity lines................................................................................   3814         250,130  1.a.











    b. Credit card lines...........................................................................   3815               0  1.b
    c. Commercial real estate, construction, and land development:                                    ////////////////////
       (1) Commitments to fund loans secured by real estate........................................   3816         129,242
1.c.(1)
       (2) Commitments to fund loans not secured by real-estate....................................   6550               0
1.c.(2)
    d. Securities underwriting.....................................................................   3817               0  1.d.
    e. Other unused commitments....................................................................   3818       3,340,753  1.e.
 2. Financial standby letters of credit and foreign office guarantees..............................   3819         659,771  2.
                                                                         --------------------------
    a. Amount of financial standby letters of credit conveyed to others    RCFD 3820              0   ////////////////////  2.
a.
                                                                         --------------------------
 3. Performance standby letters of credit and foreign office guarantees............................   3821          91,267  3.
    a. Amount of performance standby letters of credit conveyed to       --------------------------
       others............................................................  RCFD 3822              0   ////////////////////  3.a.
                                                                         --------------------------
 4. Commercial and similar letters of credit.......................................................   3411           6,518  4.
 5. Participations in acceptances (as described in the instructions) conveyed to others by
    the reporting bank.............................................................................   3428               0  5.
 6. Participants in acceptances (as described in the instructions) acquired by the reporting          ////////////////////
    (nonaccepting) bank............................................................................   3429               0  6.
 7. Securities borrowed............................................................................   3432               0  7.
 8. Securities lent (including customers' securities lent where the customer is indemnified           ////////////////////
    against loss by the reporting bank)............................................................   3433               0  8.
 9. Mortgages transferred (i.e., sold or swapped) with recourse that have been treated as sold
    for Call Report purposes:                                                                         ////////////////////
    a. FNMA and FHLMC residential mortgage loan pools:                                                ////////////////////
       (1) Outstanding principal balance of mortgages transferred as of the report date............   3650               0
9.a.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date....................   3651               0
9.a.(2)
    b. Private (nongovernment-issued or -guaranteed) residential mortgage loan pools:                 ////////////////////
       (1) Outstanding principal balance of mortgages transferred as of the report date...........    3652               0
9.b.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date....................   3653               0
9.b.(2)
    c. Farmer Mac agricultural mortgage loan pools:                                                   ////////////////////
       (1) Outstanding principal balance of mortgages transferred as of the report date............   3654               0
9.c.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date....................   3655               0
9.c.(2)
10. When-issued securities:                                                                           ////////////////////
    a. Gross commitments to purchase...............................................................   3434               0  10.a.
    b. Gross commitments to sell...................................................................   3435               0  10.b.
11. Interest rate contracts (exclude when-issued securities):                                         ////////////////////
    a. Notional value of interest rate swaps.......................................................   3450         518,372  11.a.
    b. Futures and forward contracts...............................................................   3823               0  11.b.
    c. Option contracts (e.g., options on Treasuries):                                                ////////////////////
       (1) Written option contracts................................................................   3824          25,520



11.c.(1)
       (2) Purchased option contracts..............................................................   3825          25,520











11.c.(2)
12. Foreign exchange rate contracts:                                                                  ////////////////////
    a. Notional value of exchange swaps (e.g., cross-currency swaps)...............................   3826               0  12.a.
    b. Commitments to purchase foreign currencies and U.S. dollar exchange (spot, forward,            ////////////////////
       and futures)................................................................................   3415               0  12.b.
    c. Option contracts (e.g., options on foreign currency):                                          ////////////////////
       (1) Written option contracts................................................................   3827               0
12.c.(1)
       (2) Purchased option contracts..............................................................   3828               0
12.c.(2)


Legal Title of Bank:  NationsBank           Call Date: 12/31/93
                      of Virginia, N.A.     ST-BK: 51-1985 FFIEC 031
Address:              1111 East Main Street Vendor ID: D            Page RC-15
City, State  Zip:     Richmond, Va  23261   Cert: 06886
Transit Number: 71000036

Schedule RC-L--Continued

                                                                                                  -----
                                                                                                   C461
                                                                                   --------------------
                                                   Dollar Amounts in Thousands     RCFD  Bil  Mil  Thou
- -------------------------------------------------------------------------------------------------------
13. Contracts on other commodities and equities:                                   ////////////////////
    a. Notional value of other swaps (e.g., oil swaps).........................    3829               0  13.a.
    b. Futures and forward contracts (e.g., stock index and                        ////////////////////
       commodity--precious metals, wheat, cotton, livestock--                      ////////////////////
       contracts)..............................................................    3830               0  13.b.
    c. Option contracts (e.g., options on commodities, individual                  ////////////////////
       stocks and stock indexes):                                                  ////////////////////
       (1) Written option contracts............................................    3831               0  13.c.(1)
       (2) Purchased option contracts..........................................    3832             800  13.c.(2)
14. All other off-balance sheet liabilities (itemize and describe                  ////////////////////
    each component of this item over 25% of Schedule RC, item 28,                  ////////////////////
    "Total equity capital")....................................................    3430               0  14.
                                                                                   ////////////////////
        ---------                                ------------------------------
    a.  TEXT 3555                                RCFD 3555                  N/A    ////////////////////  14.a.
        ----------------------------------------
    b.  TEXT 3556                                RCFD 3556                  N/A    ////////////////////  14.b.
        ----------------------------------------
    c.  TEXT 3557                                RCFD 3557                  N/A    ////////////////////  14.c.
        ----------------------------------------
    d.  TEXT 3558                                RCFD 3558                  N/A    ////////////////////  14.d.














        -----------------------------------------------------------------------
15. All other off-balance sheet assets (itemize and describe each                  ////////////////////
    component of this item over 25% of Schedule RC, item 28, "Total                ////////////////////
    equity capital")...........................................................    5591               0  15.
                                                                                   ////////////////////
        ----------                               ------------------------------
    a.  TEXT 5592                                RCFD 5592                  N/A    ////////////////////  15.a.
        ----------------------------------------
    b.  TEXT 5593                                RCFD 5593                  N/A    ////////////////////  15.b.
        ----------------------------------------
    c.  TEXT 5594                                RCFD 5594                  N/A    ////////////////////  15.c.
        ----------------------------------------
    d.  TEXT 5595                                RCFD 5595                  N/A    ////////////////////  15.d.
        -----------------------------------------------------------------------------------------------


Memoranda


                                                                                   --------------------
                                                 Dollar Amounts in Thousands       RCFD  Bil  Mil  Thou
- -------------------------------------------------------------------------------------------------------
1. Loans originated by the reporting bank that have been sold or participated      ////////////////////
   to other during the calendar quarter ending with the report date (exclude       ////////////////////
   the portions of such loans retained by the reporting bank; see instructions     ////////////////////
   for other exclusions).......................................................    3431             827  M.1.
2. Loans purchased by the reporting bank during the calendar quarter ending with   ////////////////////
   the report date (see instructions for exclusions)............................   3488           3,828  M.2.
3. Unused commitments with an original maturity exceeding one year that are        ////////////////////
   reported in Schedule RC-L, items 1.a through 1.e, above (report only the        ////////////////////
   unused portions of commitments that are fee paid or otherwise legally           ////////////////////
   binding)....................................................................    3833       1,856,188  M.3.
   a. Participations in commitments with an original maturity ----------  -----    ////////////////////
      exceeding one year conveyed to others.................. RCFD  3834 19,655    ////////////////////  M.3.a.
                                                              ----------  -----    ////////////////////
4. To be completed only by banks with $1 billion or more in total assets:          ////////////////////
   Standby letters of credit and foreign office guarantees (both financial         ////////////////////
   and performance) issued to non-U.S. addresses (domicile) included in            ////////////////////
   Schedule RC-L, items 2 and 3, above.........................................    3377             N/A  M.4.
5. To be completed for the September report only:                                  ////////////////////
   Installment loans to individuals for household, family, and other personal      ////////////////////
   expenditures that have been securitized and sold without recourse (with         ////////////////////
   servicing retained), amounts outstanding by type of loan:                       ////////////////////
   a. Loans to purchase private passenger automobiles..........................    2741             N/A  M.5.a.
   b. Credit cards and related plans...........................................    2742             N/A  M.5.b.
   c. All other consumer installment credit (including mobile home loans)......    2743             N/A  M.5.c.
                                                                                   --------------------

Legal Title of Bank:  NationsBank                Call Date: 12/31/93
                      of Virginia, N.A.          ST-BK:51-1985      FFIEC 031
Address:              1111 East Main Street      Vendor ID: D       Page RC-16
City, State  Zip:     Richmond, VA 23261         CERT: 06886
Transit Number: 71000036


Schedule RC-M--Memoranda

                                                                                                                   ----------
                                                                                                                       C465
                                                                                                         --------------------
                                                                          Dollar Amounts in Thousands     RCFD  Bil Mil Thou
- ------------------------------------------------------------------------------------------------------   --------------------
1. Extensions of credit by the reporting bank to its executive officers, directors, principal             //////////////////
   shareholders, and their related interests as of the report date:                                       //////////////////
   a. Aggregate amount of all extensions of credit to all executive officers, directors, principal        //////////////////
      shareholders, and their related interests........................................................   6164       65,519 1.a.
   b. Number of executive officers, directors, and principal shareholders to whom the amount of all       //////////////////
      extensions of credit by the reporting bank (including extensions of credit to
      related interests) equals or exceeds the lesser of $500,000 or 5 percent                Number      //////////////////
      of total capital as defined for thie purpose in agency regulations.  -----------------------------
                                                                             RCFD 6165              9     ////////////////// 1.b.
                                                                           -----------------------------
2. Federal funds sold and securities purchased under agreements to resell with U.S. branches              //////////////////
   and agencies of foreign banks(1) (included in Schedule RC, items 3.a and 3.b)........................  3405             0 2.
3. Not applicable.......................................................................................  //////////////////
4. Outstanding principal balance of 1-4 family residential mortgage loans serviced for others
   (include both retained servicing and purchased servicing):                                             //////////////////
   a. Mortgages serviced under GNMA contract............................................................  5500             0 4.a
   b. Mortgages serviced under a FHLMC contract:                                                          //////////////////
      (1) Serviced with recourse to servicer............................................................  5501             0
4.b.(1)
      (2) Serviced without recourse to servicer.........................................................  5502             0
4.b.(2)
   c. Mortgages serviced under a FNMA contract:                                                           //////////////////
      (1) Serviced under a regular option contract......................................................  5503             0
4.c.(1)
      (2) Serviced under a special option contract......................................................  5504             0
4.c.(2)
   d. Mortgages serviced under other servicing contracts ...............................................  5505         83,631 4.d
5. To be completed only by banks with $1 billion or more in total assets:                                 //////////////////
   Customers' liability to this bank on acceptances outstanding (sum of items 5.a and 5.b must            //////////////////
   equal Schedule RC, item 9):                                                                            //////////////////
   a. U.S. addresses (domicile).........................................................................  2103       9,775 5.a.
   b. Non-U.S. addresses (domicile).....................................................................  2104         N/A 5.b.
6. Intangible assets:                                                                                     //////////////////
   a. Mortgage servicing rights.........................................................................  3164             0 6.a.











   b. Other identifiable intangible assets:                                                               //////////////////
      (1) Purchased credit card relationships...........................................................  5506             0
6.b.(1)
      (2) All other identifiable assets.................................................................  5507             0
6.b.(2)
   c. Goodwill..........................................................................................  3163             0 6.c.
   d. Total (sum of items 6.a through 6.c) (must equal Schedule RC, item 10)............................  2143             0 6.d.
   e. Intangible assets that have been grandfathered for regulatory capital purposes....................  6442             0 6.e.
                                                                                                         --------------------

7. Does your bank have any mandatory convertible debt that is part of your primary or secondary                  YES      NO
                                                                                                         --------------------
   capital?.............................................................................................  6167       ///   X 7.
                                                                                                         --------------------
   If yes, complete items 7.a through 7.e:                                                                RCFD  Bil Mil Thou
                                                                                                         --------------------
   a. Total equity contract notes, gross................................................................  3290           N/A 7.a.
   b. Common or perpetual preferred stock dedicated to redeem the above notes...........................  3291           N/A 7.b.
   c. Total equity commitment notes, gross..............................................................  3293           N/A 7.c
   d. Common or perpetual preferred stock dedicated to redeem the above notes...........................  3294           N/A 7.d
   e. Total (item 7.a minus 7.b plus 7.c minus 7.d).....................................................  3295           N/A 7.e

- ------------
(1) Do not report federal funds sold and securities purchased under
       ---
    agreements to resell with other commercial banks in the U.S. in this item.

Legal Title of Bank:  NationsBank               Call Date: 12/31/93
                      of Virginia, N.A.         ST-BK:51-1985      FFIEC 031
Address:              1111 East Main Street     Vendor ID: D       Page RC-17
City, State  Zip:     Richmond, VA 23261        CERT: 06886
Transit Number: 71000036

Schedule RC-M--Continued

                                                                                   -------------------------
                                                    Dollar Amounts in Thousands    /////////  Bil  Mil  Thou
- ---------------------------------------------------------------------------------  -------------------------
8. a. Other real estate owned:                                                     /////////////////////////
      (1) Direct and indirect investments in real estate ventures................  RCFD 5372               0  8.a.(1)
      (2) All other real estate owned:                                             /////////////////////////
          (a) Construction and land development in domestic offices..............  RCON 5508          35,035  8.a.(2)(a)
          (b) Farmland in domestic offices.......................................  RCON 5509           3,480  8.a.(2)(b)
          (c) 1-4 family residential properties in domestic offices..............  RCON 5510            8.a.(2)(c)











          (d) Multifamily (5 or more) residential properties in domestic           /////////////////////////
              offices............................................................  RCON 5511           8,546  8.a.(2)(d)
          (e) Nonfarm nonresidential properties in domestic offices..............  RCON 5512          66,707  8.a.(2)(e)
          (f) In foreign offices.................................................  RCFN 5513               0  8.a.(2)(f)
      (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule            /////////////////////////
          RC, item 7)............................................................  RCFD 2150         116,390  8.a.3
   b. Investments in unconsolidated subsidiaries and associated companies:         /////////////////////////
      (1) Direct and indirect investments in real estate ventures................  RCFD 5374               0  8.b.(1)
      (2) All other investments in unconsolidated subsidiaries and                 /////////////////////////
          associated companies...................................................  RCFD 5375               0  8.b.(2)
      (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule            /////////////////////////
          RC, item 8)............................................................  RCFD 2130               0  8.b.(3)
   c. Total assets of unconsolidated subsidiaries and associated companies.......  RCFD 5376               0  8.c.
9. Noncumulative perpetual preferred stock and related surplus included in         /////////////////////////
   Schedule RC, item 23, "Perpetual preferred stock and related surplus".........  RCFD 3778               0  9.
                                                                                   -------------------------

- -------------------------------------------------------------------------------------------------------
Memorandum                                         Dollar Amounts in Thousands     RCFD  Bil  Mil  Thou
- -------------------------------------------------------------------------------------------------------
1. Interbank holdings of capital instruments (to be completed for the              ////////////////////
   December report only):                                                          ////////////////////
   a. Reciprocal holdings of banking organizations' capital instruments........    3836             0 M.1.a.
   b. Nonreciprocal holdings of banking organizations' capital instruments.....    3837             0 M.1.b.
                                                                                         --------------------
- --------------------------------------------------------------------------------------------------------

Legal Title of Bank:  NationsBank               Call Date: 12/31/93
                      of Virginia, N.A.         ST-BK:51-1985      FFIEC 031
Address:              1111 East Main Street     Vendor ID: D       Page RC-18
City, State  Zip:     Richmond, VA 23261        CERT: 06886
Transit Number: 71000036


Schedule RC-N--Past Due and Nonaccrual Loans, Leases, and Other Assets

The FFIEC regards the information reported in all of Memorandum item 1, in items 1 through 10, column A, and in Memorandum items 2 and 3, column A, as confidential.


                                                                                                                      -------
                                                                                                                       C470
                                                                -------------------------------------------------------------











                                                                   (Column A)              (Column B)          (Column C)
                                                                    Past due               Past due 90         Nonaccrual
                                                                  30 through 89           days or more
                                                                 days and still             and still
                                                                    accruing                accruing











                                                                -------------------------------------------------------------
                                   Dollar Amounts in Thousands   RCFD Bil Mil Thou    RCFD Bil Mil Thou    RCFD Bil Mil  Thou
- -----------------------------------------------------------------------------------------------------------------------------
1. Loans secured by real estate:                                 /////////////////    /////////////////     /////////////////
   a. To U.S. addresses (domicile).............................  1245       15,859    1246        1,664     1247       46,029
1.a.
   b. To non-U.S. addresses (domicile).........................  1248            0    1249            0     1250            0
1.b.
2. Loans to depository institutions and                          /////////////////    /////////////////     /////////////////
   acceptances of other banks:                                   /////////////////    /////////////////     /////////////////
   a. To U.S. banks and other U.S. depository                    /////////////////    /////////////////     /////////////////
      institutions.............................................  5377            0    5378            0     5379            0
2.a.
   b. To foreign banks.........................................  5380            0    5381            0     5382            0
2.b.
3. Loans to finance agricultural production and                  /////////////////    /////////////////     /////////////////
   other loans to farmers......................................  1594          320    1597           67     1583        1,386
3.
4. Commerical and industrial loans:                              /////////////////    /////////////////     /////////////////
   a. To U.S. addresses (domicile).............................  1251       32,151    1252        2,618     1253       75,702
4.a.
   b. To non-U.S. addresses (domicile).........................  1254            0    1255            0     1256            0
4.b.
5. Loans to individuals for household, family, and               /////////////////    /////////////////     /////////////////
   other personal expenditures:                                  /////////////////    /////////////////     /////////////////
   a. Credit cards and related plans...........................  5383          602    5384            0     5385            2
5.a.
   b. Other (includes single payment, installment,               /////////////////    /////////////////     /////////////////
      and all student loans)...................................  5386       16,970    5387        1,843     5388        3,990
5.b.
6. Loans to foreign governments and official                     /////////////////    /////////////////     /////////////////
   institutions................................................  5389            0     5390           0     5391            0
6.
7. All other loans.............................................  5459        2,363     5460         517     5461       20,595
 7.
8. Lease financing receivables:                                  /////////////////    /////////////////     /////////////////
   a. Of U.S. addresses (domicile).............................  1257          477    1258            0     1259            0











8.a.
   b. Of non-U.S. addresses (domicile).........................  1271            0    1272            0     1791            0
8.b.
9. Debt securities and other assets (exclude other               /////////////////    /////////////////     /////////////////
   real estate owned and other repossessed assets).............  3505            0    3506            0     3507            0
9.
                                                                -------------------------------------------------------------


Amounts reported in items 1 through 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.


                                                                -------------------------------------------------------------
                                                                 RCFD Bil Mil Thou    RCFD Bil Mil Thou     RCFD Bil Mil Thou
                                                                -------------------------------------------------------------











10. Loans and leases reported in items 1 through 8               /////////////////    /////////////////     /////////////////
    above which are wholly or partially guaranteed               /////////////////    /////////////////     /////////////////
    by the U.S. Government.....................................  5612          171    5613          343     5614          402
10.
    a. Guaranteed portion of loans and leases included in        /////////////////    /////////////////     /////////////////
       item 10 above...........................................  5615          171    5616          343     5617          402

10.a.
                                                                -------------------------------------------------------------

Legal Title of Bank:  NationsBank               Call Date: 12/31/93
                      of Virginia, N.A.         ST-BK:51-1985      FFIEC 031
Address:              1111 East Main Street     Vendor ID: D       Page RC-19
City, State  Zip:     Richmond, VA 23261        CERT: 06886
Transit Number: 71000036
                      ---------

Schedule RC-N--Continued












                                                                                                           ---------
Memoranda                                                                                                     C473
                                                     ---------------------------------------------------------------
                         Dollar Amounts in Thousands   RCFD  Bil Mil Thou   RCFD  Bil Mil Thou   RCFD  Bil Mil Thou
- ---------------------------------------------------- --------------------- -------------------- --------------------
1. Restructured loans and leases included in           //////////////////   //////////////////   //////////////////
   Schedule RC-N, items 1 through 8, above..........   1658             0   1659             0   1661        23,296   M.1.
2. Loans to finance commercial real estate,            //////////////////   //////////////////   //////////////////
   construction, and land development activities       //////////////////   //////////////////   //////////////////
   (not secured by real estate) included in            //////////////////   //////////////////   //////////////////
   Schedule RC-N, items 4 and 7, above..............   6558           344   6559             0   6560        13,154   M.2.
                                                     --------------------- -------------------- --------------------
3. Loans secured by real estate in domestic offices    RCON  Bil Mil Thou   RCON  Bil Mil Thou   RCON  Bil Mil Thou
   (included in Schedule RC-N, item 1, above):       --------------------- -------------------- --------------------
                                                       //////////////////   //////////////////   //////////////////
   a. Construction and land development.............   2759           499   2769           151   3492        12,624   M.3.a.
   b. Secured by farmland...........................   3493             0   3494             0   3495           135   M.3.b.
   c. Secured by 1-4 family residential properties:    //////////////////   //////////////////   //////////////////
      (1) Revolving, open-end loans secured by         //////////////////   //////////////////   //////////////////
          1-4 family residential properties and        //////////////////   //////////////////   //////////////////
          extended under lines of credit............   5398           326   5399           102   5400           186   M.3.c.(1)
      (2) All other loans secured by 1-4 family        //////////////////   //////////////////   //////////////////
          residential properties....................   5401         8,879   5402         1,411   5403         3,258   M.3.c.(2)
   d. Secured by multifamily (5 or more)               //////////////////   //////////////////   //////////////////
      residential properties........................   3499             0   3500             0   3501           994   M.3.d.
   e. Secured by nonfarm nonresidential properties..   3502         6,155   3503             0   3504        28,832   M.3.e.
                                                     ---------------------------------------------------------------

Schedule RC-O--Other Data for Deposit Insurance Assessments
An amended Certified Statement should be submitted to the FDIC if the amounts reported in items 1 through 9 of this schedule are amended after the semiannual Certified Statement originally covering this report date has been filed with the FDIC.

                                                                                                              --------
                                                                                                                C475
                                                                                                  --------------------











                                                                   Dollar Amounts in Thousands     RCON  Bil Mil Thou
- -----------------------------------------------------------------------------------------------   --------------------
1. Unposted debits (see instructions):                                                             //////////////////
   a. Actual amount of all unposted debits.....................................................    0030           N/A    1.a.
      OR                                                                                           //////////////////
   b. Separate amount of unposted debits:                                                          //////////////////
      (1) Actual amount of unposted debits to demand deposits..................................    0031             0    1.b.(1)
      (2) Actual amount of unposted debits to time and savings deposits(1).....................    0032             0    1.b.(2)
2. Unposted credits (see instructions):                                                            //////////////////
   a. Actual amount of all unposted credits....................................................    3510           N/A    2.a.
      OR                                                                                           //////////////////
   b. Separate amount of unposted credits:                                                         //////////////////
      (1) Actual amount of unposted credits to demand deposits.................................    3512             0    2.b.(1)
      (2) Actual amount of unposted credits to time and savings deposits(1)....................    3514             0    2.b.(2)
3. Uninvested trust funds (cash) held in bank's own trust department (not included in total        //////////////////
   deposits in domestic offices)                                                                   3520        34,228    3.
4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in            //////////////////
   Puerto Rico and U.S. territories and possessions (not included in total deposits):              //////////////////
   a. Demand deposits of consolidated subsidiaries.............................................    2211             0    4.a.
   b. Time and savings deposits(1) of consolidated subsidiaries................................    2351             0    4.b.
   c. Interest accrued and unpaid on deposits of consolidated subsidiaries.....................    5514             0    4.c.
5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions:               //////////////////
   a. Demand deposits in insured branches (included in Schedule RC-E, Part II).................    2229             0    5.a.
   b. Time and savings deposits(1) in insured branches (included in Schedule RC-E, Part II)....    2383             0    5.b.
   c. Interest accrued and unpaid on deposits in insured branches                                  //////////////////
      (included in Schedule RC-G, item 1.b)....................................................    5515             0    5.c.
                                                                                                  --------------------

- --------------
(1) For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

Legal Title of Bank:  NationsBank                Call Date: 12/31/93
                      of Virginia, N.A.          ST-BK:51-1985      FFIEC 031
Address:              1111 East Main Street      Vendor ID: D       Page RC-20
City, State  Zip:     Richmond, VA 23261         CERT: 06886
Transit Number: 71000036
71000036























Schedule RC-O -- Continued

                                                                                               ----------------------
                                                                Dollar Amounts in Thousands    RCON  Bil  Mil  Thou
- --------------------------------------------------------------------------------------------   ----------------------
Item 6 is not applicable to state nonmember banks that have not been authorized by the          /////////////////////
Federal Reserve to act as pass-through correspondents.                                          /////////////////////
6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on     /////////////////////
   behalf of its respondent depository institutions that are also reflected as deposit          /////////////////////
   liabilities of the reporting bank:                                                           /////////////////////
   a. Amount reflected in demand deposits (included in Schedule RC-E, Part I,                   /////////////////////
      Memorandum item 4.a)..................................................................     2314              0    6.a.
   b. Amount reflected in time and savings deposits(1) (included in Schedule RC-E, Part I,      /////////////////////
      Memorandum item 4.b)..................................................................     2315              0    6.b.
7. Unamortized premiums and discounts on time and savings deposits:(1)                          /////////////////////
   a. Unamortized premiums..................................................................     5516          1,326    7.a.
   b. Unamortized discounts.................................................................     5517              0    7.b.
                                                                                                ---------------------
- -----------------------------------------------------------------------------------------------------------------------------
- -----
8. To be completed by banks with "Oaker deposits."                                              ---------------------
   Total "Adjusted Attributable Deposits" of all institutions acquired under Section 5(d)93)    /////////////////////
   of the Federal Deposit Insurance Act (from most recent FDIC Oaker Transaction                /////////////////////
   Worksheet(s)).............................................................................    5518               0   8.
                                                                                                ---------------------
- -----------------------------------------------------------------------------------------------------------------------------
- -----
                                                                                                ---------------------
9. Deposits in lifeline accounts............................................................     5596 ///////////////   9.
                                                                                                ---------------------

- --------------------
(1) For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.


Memoranda (to be completed each quarter except as noted)

                                                                                               ----------------------
                                                                Dollar Amounts in Thousands    RCON  Bil  Mil  Thou
- --------------------------------------------------------------------------------------------   ----------------------
1. Total deposits in domestic offices of the bank (sum of Memorandum items 1.a.(1) and 1.b(1)   /////////////////////
   must equal Schedule RC, item 13.a):                                                          /////////////////////
   a. Deposit accounts of $100,000 or less:                                                     /////////////////////
      (1) Amount of deposit accounts of $100,000 or less.....................................    2702      6,622,075    M.1.a.(1)
      (2) Number of deposit accounts of $100,000 or less (to be                       Number    /////////////////////
                                                                  ---------------------------   /////////////////////











          completed for the June report only)..................    RCON 3779            N/A     /////////////////////   M.1.a.(2)
                                                                  ---------------------------   /////////////////////
   b. Deposit accounts of more than $100,000:                                                      /////////////////////
      (1) Amount of deposit accounts of more than $100,000.....                       Number     2710      2,757,890    M.1.b.(1)
                                                                  ---------------------------
      (2) Number of deposit accounts of more than $100,000.....    RCON 2722          8,660     /////////////////////   M.1.b.(2)
                                                                  ---------------------------------------------------
2. Estimated amount of uninsured deposits in domestic offices of the bank:
   a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2)
      above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.

      Indicate in the appropriate box at the right whether your bank has a method or procedure          YES       NO
      for determining a better estimate of uninsured deposits than the estimate described           -----------------
      above......................................................................................   6861      ///  X    M.2.a.
                                                                                                    -----------------
                                                                                                    RCON Bil Mil Thou
   b. If the box marked YES has been checked, report the estimate of uninsured deposits             -----------------
      determined by using your bank's method or procedure........................................   5597         N/A    M.2.b.
                                                                                                    -----------------

- -------------------------------------------------------------------------------
Person to whom questions about the Reports of Condition                  C477
and Income should be directed:                                         --------

Janis C. Melvin, Control Analyst II   (404) 607-4423
- -----------------------------------   -----------------------------------------
Name and Title (TEXT 8901)            Area code and phone number    (TEXT 8902)

Legal Title of Bank:  NationsBank                Call Date: 12/31/93
                      of Virginia, N.A.          ST-BK:51-1985      FFIEC 031
Address:              1111 East Main Street      Vendor ID: D       Page RC-21
City, State  Zip:     Richmond, VA 23261         CERT: 06886
Transit Number: 71000036

Schedule RC-R--Risk-Based Capital





This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1992, must complete items 2 through 9 and Memorandum item 1. Banks with assets of less than $1 billion must complete items 1 through 3 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

1. Test for determining the extent to which Schedule RC-R must be completed.











   To be completed only by banks with total assets of less than $1 billion.                                       C480
   Indicate in the appropriate box at the right whether the bank has total                                  YES        NO
   capital greater than or equal to eight percent of adjusted total assets..................   RCFD 6056          N/A        1.
                                                                                               --------------------------












     For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).
     If the box marked YES has been checked, then the bank only has to complete items 2 and 3 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule.
     A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

                                                                                   ---------------------------------------
                                                                                       (Column A)          (Column B)
                                                                                   Subordinated Debt(1)      Other
                                                                                    and Intermediate        Limited-
Items 2 and 3 are to be completed by all banks.                                      Term Preferred       Life Capital
                                                                                          Stock           Instruments
                                                                                   ------------------- -------------------
                                                    Dollar Amounts in Thousands     RCFD  Bil Mil Thou  RCFD  Bil Mil Thou
- --------------------------------------------------------------------------------   ------------------- -------------------
2. Subordinated debt(1) and other limited-life capital instruments (original        //////////////////  //////////////////
   weighted average maturity of at least five years) with a remaining               //////////////////  //////////////////
   maturity of:                                                                     //////////////////  //////////////////
   a. One year or less..........................................................    3780             0  3786             0  2.a.
   b. Over one year through two years...........................................    3781             0  3787             0  2.b.
   c. Over two years through three years........................................    3782             0  3788             0  2.c.
   d. Over three years through four years.......................................    3783             0  3789             0  2.d.
   e. Over four years through five years........................................    3784             0  3790             0  2.e.
   f. Over five years...........................................................    3785             0  3791             0  2.f.
                                                                                   ---------------------------------------












                                                                                                        RCFD  Bil Mil Thou
                                                                                                       -------------------
3. Total qualifying capital (i.e., Tier 1 and Tier 2 capital) allowable under the risk-based
   capital guidelines................................................................................   3792     1,007,359  3.
                                                                                                       -------------------

                                                                                     (Column A)           (Column B)
                                                                                       Assets            Credit Equiv-
Items 4-9 and Memorandum item 1 are to be completed                                   Recorded            alent Amount
by banks that answered NO to item 1 above and                                          on the            of Off-Balance
by banks with total assetes of $1 billion or more.                                  Balance Sheet        Sheet Items(2)
                                                                                  -------------------  -------------------
                                                                                   RCFD  Bil Mil Thou   RCFD  Bil Mil Thou











                                                                                  -------------------  -------------------
4. Assets and credit equivalent amounts of off-balance sheet items assigned
   to the Zero percent risk category:                                              //////////////////   //////////////////
   a. Assets recorded on the balance sheet:                                        //////////////////   //////////////////
      (1) Securities issued by, other claims on, and claims unconditionally        //////////////////   //////////////////
          guaranteed by, the U.S. Government and its agencies and other            //////////////////   //////////////////
          OECD central governments..............................................   3794     2,038,239   //////////////////
4.a.(1)
      (2) All other.............................................................   3795       423,132   //////////////////
4.a.(2)
   b. Credit equivalent amount of off-balance sheet items.......................   //////////////////   3796             0  4.b.
                                                                                  -------------------  -------------------

- ----------------
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.e, "Total."
(2) Do not report in column B the risk-weighted amount of assets reported in column A.

Legal Title of Bank:  NationsBank                Call Date: 12/31/93
                      of Virginia, N.A.          ST-BK:51-1985      FFIEC 031
Address:              1111 East Main Street      Vendor ID: D       Page RC-22











City, State  Zip:     Richmond, VA 23261         CERT: 06886
Transit Number: 71000036


Schedule RC-R--Continued

                                                                             -------------------------------------------
                                                                                (Column A)             (Column B)
                                                                                  Assets              Credit Equiv-
                                                                                 Recorded              alent Amount
                                                                                   on the             of Off-Balance
                                                                               Balance Sheet          Sheet Items(1)
                                                                             -------------------------------------------
                                              Dollar Amounts in Thousands     RCFD  Bil Mil Thou     RCFD  Bil Mil Thou
- ------------------------------------------------------------------------------------------------------------------------
5. Assets and credit equivalent amounts of off-balance sheet items            ////////////////////   /////////////////
   assigned to the 20 percent risk category:                                  ////////////////////   /////////////////
   a. Assets recorded on the balance sheet:                                   ////////////////////   /////////////////
      (1) Claims conditionally guaranteed by the U.S. Government and its      ////////////////////   /////////////////
          agencies and other DECD central governments.....................    3798              96   /////////////////   5.a.(1)
      (2) Claims collateralized by securities issued by the U.S. Govern-      ////////////////////   /////////////////
          ment and its agencies and other OECD central governments; by        ////////////////////   /////////////////
          securities issued by U.S. Government-sponsored agencies; and        ////////////////////   /////////////////
          by cash on deposit..............................................    3799           7,619   /////////////////   5.a.(2)
      (3) All other.......................................................    3800       2,394,099   /////////////////   5.a.(3)
   b. Credit equivalent amount of off-balance sheet items.................    ////////////////////   3801       29,030   5.b.
6. Assets and credit equivalent amounts of off-balance sheet items            ////////////////////   /////////////////
   assigned to the 50 percent risk category:                                  ////////////////////   /////////////////
   a. Assets recorded on the balance sheet................................    3802         386,841   /////////////////   6.a.
   b. Credit equivalent amount of off-balance sheet items.................    ////////////////////   3803       18,498   6.b.
7. Assets and credit equivalent amounts of off-balance sheet items            ////////////////////   /////////////////
   assigned to the 100 percent risk category:                                 ////////////////////   /////////////////
   a. Assets recorded on the balance sheet................................    3804       6,664,990   /////////////////   7.a.
   b. Credit equivalent amount of off-balance sheet items.................    ////////////////////   3805    1,613,537   7.b.
8. On-balance sheet values (or portions thereof) of interest rate, foreign    ////////////////////   /////////////////
   exchange rate, and commodity contracts which have a capital                ////////////////////   /////////////////
   assessment for their off-balance sheet exposure under the risk-based       ////////////////////   /////////////////
   capital guidelines and those contracts (e.g., futures contracts)           ////////////////////   /////////////////
   excluded from the calculation of the risk-based capital ratio (exclude     ////////////////////   /////////////////
   margin accounts and accrued receivables from this item)...............     3806           3,069   /////////////////   8.
9. Total assets recorded on the balance sheet (sum of items 4.a, 5.a, 6.a,    ////////////////////   /////////////////
   7.a, and 8, column A) (must equal Schedule RC, item 12 plus items 4.b      ////////////////////   /////////////////
   and 4.c, plus Schedule RC-B, item 6.a.(3), column A)...................    3807      11,918,085   /////////////////   9.
                                                                              -----------------------------------------

                                                                                 -----------------------------------------
                                                                                   (Column A)             (Column B)
                                                                                    Notional              Replacement
                                                                                    Principal                Cost











Memorandum                                                                           Value               (Market Value)
                                                                             -------------------------------------------
                                              Dollar Amounts in Thousands     RCFD  Bil Mil Thou     RCFD  Bil Mil Thou
- ------------------------------------------------------------------------------------------------------------------------
1. Notional principal value and replacement cost of interest rate and         ////////////////////   //////////////////
   foreign exchange rate contracts (in column B, report only those            ////////////////////   //////////////////
   contracts with a positive replacement cost):                               ////////////////////   //////////////////
   a. Interest rate contracts (exclude futures contracts).................    ////////////////////   3808        23,802  M.1.a.
      (1) With a remaining maturity of one year or less...................    3809         105,822   //////////////////
M.1.a.(1)
      (2) With a remaining maturity of over one year......................    3810         438,870   //////////////////
M.1.a.(2)
   b. Foreign exchange rate contracts (exclude contracts with an original     ////////////////////   //////////////////
      maturity of 14 days or less and futures contracts)..................    ////////////////////   3811             0  M.1.b.
      (1) With a remaining maturity of one year or less...................    3812               0   //////////////////
M.1.b.(1)
      (2) With a remaining maturity of over one year......................    3813               0   //////////////////
M.1.b.(2)
                                                                              ------------------------------------------
- --------------

(1) Do not report in column B the risk-weighted amount of assets reported in

(2) Until a final rule on the regulatory capital treatment of net unrealized holding gains (losses) on available-for-sale securities that is applicable to the reporting bank has taken effect, a bank that has adopted FASB Statement No. 115 should include the difference between the fair value and amortized cost of the available-for-sale securities in Item 8 and report the amortized cost of these securities in Item 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate and commodity contracts and these contracts (e.g., futures contracts) not subject to risk-based capital. Exclude from Item 8 margin account and accrued receivables as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
column A.




Legal Title of Bank:  NationsBank               Call Date: 12/31/93
                      of Virginia, N.A.         ST-BK:51-1985      FFIEC 031
Address:              1111 East Main Street     Vendor ID: D       Page RC-23
City, State  Zip:     Richmond, VA 23261        CERT: 06886
Transit Number: 71000036

















              Optional Narrative Statement Concerning the Amounts
                Reported in the Reports of Condition and Income

                     at close of business on December 31, 1993

NationsBank of Virginia, N.A.              Richmond         ,   Virginia
- -------------------------------------      ------------------   --------------
Legal Title of Bank                        City                 State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicity available data in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS. Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A,"
"No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bnak who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph) by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE











INFORMATION CONTAINED THEREIN. A STATEMENT OF THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.
- --------------------------------------------------------------------------------
No comment /X/ (RCON 6979)                                      / C471 / C472 /
                                                                ----------------
BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)



     --------------------------------------------------       ------------------
     Signature of Executive Officer of Bank                   Date of Signature

Legal Title of Bank:  NationsBank                Call Date: 12/31/93
                      of Virginia, N.A.          ST-BK:51-1985      FFIEC 031
Address:              1111 East Main Street      Vendor ID: D
City, State  Zip:     Richmond, VA 23261         CERT: 06886
Transit Number: 71000036
                      ---------


                   THIS PAGE IS TO BE COMPLETED BY ALL BANKS
...............................................................................

NAME AND ADDRESS OF BANK                 OMB No. For OCC:  1557-0081
CALL NO. 186    31       12-31-93        OMB No. For FDIC: 3064-0052
CERT: 06886  00610   STBK 51-1985   OMB No. For Federal Reserve: 7100-0036
NATIONSBANK OF VIRGINIA, NATIONAL AS
REG. REL. GRP. - 5TH FLR - 600 PEACH     Expiration Date:   2/28/95
ATLANTA, GA  30308
                                             SPECIAL REPORT
                                       (Dollar Amounts in Thousands)

                           -----------------------------------------------------
                            CLOSE OF BUSINESS   FDIC Certificate Number
                            DATE
                                12/31/93          06886











- --------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
................................................................................











The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $5,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the definitions of "executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.
................................................................................

                                                                                            ----------------------
a. Number of loans made to executive officers since the previous Call Report date.........   RCFD 3561        NONE   a.
                                                                                            ----------------------
b. Total dollar amount of above loans (in thousands of dollars)...........................   RCFD 3562           0   b.
                                                                                            ----------------------
c. Range of interest charged on above loans
                                                            ------------------------------------------------------
   (example: 9 3/4% = 9.75)..............................   RCFD 7701/7702  0.00   %  to  0.00    %     c.
                                                            ------------------------------------------------------

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SIGNATURE AND TITLE OF OFFICER                DATE (Month, Day, Year)
 AUTHORIZED TO SIGN REPORT


    Joe L. Price, Senior Vice President            1-24-94
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NAME AND TITLE OF PERSON TO WHOM           AREA CODE/PHONE NUMBER (TEXT 8904)
 INQUIRIES MAY BE DIRECTED (TEXT 8903)

Janis C. Melvin, Control Analyst II                 (404) 607-4423
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FDIC 8040/53 (12-92)